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                         FRANKLIN TEMPLETON INVESTMENTS
                                 CODE OF ETHICS
                                       AND
                       POLICY STATEMENT ON INSIDER TRADING

                                TABLE OF CONTENTS
CODE OF ETHICS........................................................................................................... 1

PART 1 - Statement of Principles......................................................................................... 3
PART 2 - Purposes, and Consequences of Non-compliance.................................................................... 4
PART 3 - Compliance Requirements for All Access Persons.................................................................. 5
PART 4 - Additional Compliance Requirements Applicable to Portfolio Persons..............................................11
PART 5 - Reporting Requirements for All Access Persons...................................................................14
PART 6 - Pre-clearance Requirements......................................................................................18
PART 7 - Penalties for Violations of the Code............................................................................23
PART 8 - A Reminder About the Franklin Templeton Investments Insider Trading Policy......................................25
PART 9 - Foreign Country Supplements (Canada)............................................................................26

APPENDIX A: COMPLIANCE PROCEDURES AND DEFINITIONS........................................................................28

I.       Responsibilities of Each Designated Compliance Officer..........................................................29
II.      Compilation of Definitions of Important Terms...................................................................34
III.     Securities Exempt From the Prohibited, Reporting, and Pre-clearance Provisions..................................36
IV.      Legal Requirement...............................................................................................36

APPENDIX B: ACKNOWLEGMENT FORM AND SCHEDULES.............................................................................38

ACKNOWLEDGMENT FORM......................................................................................................39
SCHEDULE A: Legal and Compliance Officers and Preclearance Desk Telephone & Fax Numbers..................................40
SCHEDULE B - Transactions Report.........................................................................................41
SCHEDULE C - Initial, Annual, & Updated Disclosure of Access Persons Securities Holdings.................................42
SCHEDULE D - Notification of  Securities Account.........................................................................43
SCHEDULE E - Notification of Direct or Indirect Beneficial Interest......................................................44
SCHEDULE F - Initial, Annual, & Updated Disclosure of Securities Accounts................................................45
SCHEDULE G - Initial and Annual Certification of Discretionary Authority.................................................46
SCHEDULE H:  Checklist for Investments in Partnerships and Securities Issued in Private Placements
Made by Portfolio Persons................................................................................................47

APPENDIX C: INVESTMENT ADVISOR AND BROKER-DEALER AND OTHER SUBSIDIARIES OF FRANKLIN RESOURCES, INC. -  DECEMBER 2002.....49

POLICY STATEMENT ON INSIDER TRADING.......................................................................................1

A.   Legal Requirement....................................................................................................1
B.   Who is an Insider?...................................................................................................2
C.   What is Material Information?........................................................................................2
D.   What is Non-public Information?......................................................................................2
E.   Basis for Liability..................................................................................................2
F.   Penalties for Insider Trading........................................................................................3
G.   Insider Trading Procedures...........................................................................................4

FAIR DISCLOSURE POLICIES AND PROCEDURES...................................................................................6

A.   What is Regulation FD?...............................................................................................6
B.   FTI's Corporate Policy for Regulation FD.............................................................................6
C.   General Provisions of Regulation FD..................................................................................7
D    Persons to whom selective disclosure may not be made:................................................................7
E.   Exclusions From Regulation FD........................................................................................7
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
F.   Methods of Public Disclosure:........................................................................................8
G.   Training.............................................................................................................8
H.   Questions........................................................................................................... 8
I.   Frequently Asked Questions:..........................................................................................8
J.   Supplemental Information - SEC's Division of Coporate Finance.......................................................10
(1)  Interpretations Issued October 2000.................................................................................10
(2)  Additional Interpretations Issued December 2000.....................................................................12

SUPPLEMENTAL MEMORANDUM..................................................................................................14

CHINESE WALL PROCEDURES..................................................................................................14
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                                 CODE OF ETHICS

     Franklin Resources, Inc. and all of its subsidiaries, and the funds in the Franklin Templeton Group of Funds (the "Funds") (collectively, "Franklin
Templeton Investments") will follow this Code of Ethics (the "Code") and Policy
Statement on Insider Trading (the "Insider Trading Policy"), including any supplemental memoranda. Additionally, the subsidiaries listed in Appendix C of this Code, together with Franklin Resources, Inc., the Funds, the Fund's investment advisers and principal underwriter, have adopted the Code and Insider
Trading Policy.

PART 1 - Statement of Principles

     Franklin Templeton Investments' policy is that the interests of shareholders and clients are paramount and come before the interests of any director, officer or employee of Franklin Templeton Investments./1/

     Personal investing activities of all directors, officers and employees of Franklin Templeton Investments should be conducted in a manner to avoid actual or potential conflicts of interest with Franklin Templeton Investments, Fund shareholders, and other clients of any Franklin Templeton adviser.

     Directors, officers and employees of Franklin Templeton Investments shall use their positions with Franklin Templeton Investments and any investment opportunities they learn of because of their positions with Franklin Templeton
Investments, in a manner consistent with their fiduciary duties for the benefit of Fund shareholders, and clients.

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/1/Director" includes trustee

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PART 2 - Purposes, and Consequences of Non-compliance

     It is important that you read and understand this document, because its overall purpose is to help all of us comply with the law and to preserve and protect the outstanding reputation of Franklin Templeton Investments. This document was adopted to comply with Securities and Exchange Commission rules under the Investment Company Act of 1940 ("1940 Act"), the Investment Advisers
Act of 1940 ("Advisers Act"), the Insider Trading and Securities Fraud
Enforcement Act of 1988 ("ITSFEA"), industry practice and the recommendations contained in the ICI's Report of the Advisory Group on Personal Investing. Any violation of the Code or Insider Trading Policy, including engaging in a prohibited transaction or failing to file required reports, may result in disciplinary action, and, when appropriate, termination of employment and/or referral to appropriate governmental agencies.

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PART 3 - Compliance Requirements for All Access Persons

3.1  Who Is Covered by the Code and How Does It Work?

     The principles contained in the Code must be observed by all directors, officers and employees92) of Franklin Templeton Investments. However, there are different categories of restrictions on personal investing activities. The category in which you have been placed generally depends on your job function, although unique circumstances may result in you being placed in a different category.

The Code covers the following categories of employees who are described below:

     (1) Access Persons: Access Persons are those employees who have "access to information" concerning recommendations made to a Fund or client with regard to the purchase or sale of a security. Examples of "access to information" would include having access to trading systems, portfolio accounting systems, research databases or settlement information.
          Access Persons would typically include employees, including Futures
          Associates, in the following departments:

          .    fund accounting;
          .    investment operations;
          .    information services & technology;
          .    product management;
          .    legal and legal compliance
          .    and anyone else designated by the Director, Global Compliance

          In addition, you are an Access Person if you are any of the following:

          .    an officer or and directors of funds;
          .    an officer or director of an investment advisor or
               broker-dealer subsidiary in Franklin Templeton Investments;
          .    a person that controls those entities; and
          .    any Franklin Resources' Proprietary Account ("Proprietary
               Account")3

     (2) Portfolio Persons: Portfolio Persons are a subset of Access Persons and are those employees of Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund in Franklin Templeton Investments, or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include:

          .    portfolio managers;
          .    research analysts;
          .    traders;
          .    employees serving in equivalent capacities (such as Futures
               Associates);

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/2/ The term "employee or employees" includes futures associates, as well as regular employees of Franklin Templeton Investments.

/3/ See Appendix A. II., for definition of "Proprietary Accounts."

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          .    employees supervising the activities of Portfolio Persons; and
          .    anyone else designated by the Director, Global Compliance

     (3)  Non-Access Persons: If you are an employee of Franklin Templeton
          Investments AND you do not fit into any of the above categories, you are a Non-Access Person. Because you do not normally receive confidential information about Fund portfolios, you are subject only to the prohibited transaction provisions described in 3.4 of this Code and the Franklin Resources, Inc.'s Standards of Business Conduct contained in the Employee Handbook.

     Please contact the Legal Compliance Department if you are unsure as to what category you fall in or whether you should be considered to be an Access Person or Portfolio Person.

     The Code works by prohibiting some transactions and requiring pre-clearance and reporting of most others. Non-Access Persons do not have to pre-clear their security transactions, and, in most cases, do not have to report their transactions. "Independent directors" need not pre-clear or report any securities transaction unless you knew, or should have known that, during the 15-day period before or after the transaction, the security was purchased or sold or considered for purchase or sale by a Fund or Franklin Resources for a Fund. (See Section 5.2.B below.) However, personal investing activities of all employees and independent directors are to be conducted in compliance with the prohibited transactions provisions contained in 3.4 below. If you have any questions regarding your personal securities activity, contact the Legal
Compliance Department.

3.2  What Accounts and Transactions Are Covered?

     The Code covers all of your personal securities accounts and transactions, as well as transactions by any of Franklin Resource's Proprietary Accounts. It also covers all securities and accounts in which you have "beneficial ownership." /4/ A transaction by or for the account of your spouse, or any other family member living in your home is considered to be the same as a transaction by you. Also, a transaction for any account in which you have any economic interest (other than the account of an unrelated client for which advisory fees are received) and have or share investment control is generally considered the same as a transaction by you.

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/4/  Generally, a person has "beneficial ownership" in a security if he or she, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the security. There is a presumption of a pecuniary interest in a security held or acquired by a member of a person's immediate family sharing the same household.

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For example, if you invest in a corporation that invests in securities and you have or share control over its investments, that corporation's securities transactions are considered yours.

     However, you are not deemed to have a pecuniary interest in any securities held by a partnership, corporation, trust or similar entity unless you control, or share control of such entity, or have, or share control over its investments.
For example, securities transactions of a trust or foundation in which you do not have an economic interest (i.e., you are not the trustor or beneficiary) but of which you are a trustee are not considered yours unless you have voting or investment control of its assets. Accordingly, each time the words "you" or "your" are used in this document, they apply not only to your personal transactions and accounts, but also to all transactions and accounts in which you have any direct or indirect beneficial interest. If it is not clear whether a particular account or transaction is covered, ask a Preclearance Officer for guidance.

3.3  What Securities Are Exempt From the Code of Ethics?

     You do not need to pre-clear or report transactions of the following securities:

     (1) securities that are direct obligations of the U. S. Government (i.e., issued or guaranteed by the U.S. Government, such as Treasury bills, notes and bonds, including U.S. Savings Bonds and derivatives thereof);

     (2) high quality short-term instruments, including but not limited to bankers' acceptances, bank certificates of deposit, commercial paper and repurchase agreements;

     (3)  shares of registered open-end investment companies ("mutual funds");
          and

     (4) commodity futures (excluding futures on individual securities), currencies, currency forwards and derivatives thereof.

     Such transactions are also exempt from: (i) the prohibited transaction provisions contained in Part 3.4 such as front-running; (ii) the additional compliance requirements applicable to portfolio persons contained in Part 4; and
(iii) the applicable reporting requirements contained in Part 5.

3.4  Prohibited Transactions for All Access Persons

     A.   "Intent" Is Important

     Certain transactions described below have been determined by the courts and the SEC to be prohibited by law. The Code reiterates that these types of transactions are a violation of the Statement of Principals and

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are prohibited. Preclearance, which is a cornerstone of our compliance efforts, cannot detect transactions which are dependent upon intent, or which by their nature, occur before any order has been placed for a fund or client. A
Preclearance Officer, who is there to assist you with compliance with the Code, cannot guarantee any transaction or transactions comply with the Code or the law. The fact that your transaction receives preclearance, shows evidence of good faith, but depending upon all the facts, may not provide a full and complete defense to any accusation of violation of the Code or of the law. For example, if you executed a transaction for which you received approval, or if the transaction was exempt from preclearance (e.g., a transaction for 100 shares or less), would not preclude a subsequent finding that front-running or scalping occurred because such activity are dependent upon your intent. Intent cannot be detected during preclearance, but only after a review of all the facts.

     In the final analysis, compliance remains the responsibility of each individual effecting personal securities transactions.

     B.   Front-running: Trading Ahead of a Fund or Client

     You cannot front-run any trade of a Fund or client. The term "front-run" means knowingly trading before a contemplated transaction by a Fund or client of any Franklin Templeton adviser, whether or not your trade and the Fund's or client's trade take place in the same market. Thus, you may not:

     (1)  purchase a security if you intend, or know of Franklin Templeton
          Investments' intention, to purchase that security or a related security on behalf of a Fund or client, or

     (2)  sell a security if you intend, or know of Franklin Templeton
          Investments' intention, to sell that security or a related security on behalf of a Fund or client.

     C.   Scalping.

     You cannot purchase a security (or its economic equivalent) with the intention of recommending that the security be purchased for a Fund, or client, or sell short a security (or its economic equivalent) with the intention of recommending that the security be sold for a Fund or client. Scalping is prohibited whether or not you realize a profit from such transaction.

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     D.   Trading Parallel to a Fund or Client

     You cannot buy a security if you know that the same or a related security is being bought contemporaneously by a Fund or client, or sell a security if you know that the same or a related security is being sold contemporaneously by a Fund or client.

     E.   Trading Against a Fund or Client

     You cannot:

     (1) buy a security if you know that a Fund or client is selling the same or a related security, or has sold the security, until seven (7) calendar days after the Fund's or client's order has either been executed or withdrawn, or

     (2) sell a security if you know that a Fund or client is buying the same or a related security, or has bought the security until seven (7) calendar days after the Fund's or client's order has either been executed or withdrawn.

     Refer to Section I.A., "Pre-Clearance Standards," of Appendix A of the Code for more details regarding the preclearance of personal securities transactions.

     F.   Using Proprietary Information for Personal Transactions

     You cannot buy or sell a security based on Proprietary Information 5 without disclosing the information and receiving written authorization. If you wish to purchase or sell a security about which you obtained such information, you must report all of the information you obtained regarding the security to the Appropriate Analyst(s)6, or to the Director, Global Compliance for dissemination to the Appropriate Analyst(s).

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/5/  Proprietary Information: Information that is obtained or developed during the ordinary course of employment with Franklin Templeton Investments, whether by you or someone else, and is not available to persons outside of Franklin Templeton Investments. Examples of such Proprietary Information include, among other things, internal research reports, research materials supplied to Franklin Templeton Investments by vendors and broker-dealers not generally available to the public, minutes of departmental/research meetings and conference calls, and communications with company officers
     (including confidentiality agreements). Examples of non-Proprietary
     Information include mass media publications (e.g., The Wall Street Journal,
     Forbes, and Fortune), certain specialized publications available to the public (e.g., Morningstar, Value Line, Standard and Poors), and research reports available to the general public.

/6/  The Director, Global Compliance is designated on Schedule A. The
     "Appropriate Analyst" means any securities analyst or portfolio manager, other than you, making recommendations or investing funds on behalf of any associated client, who may be reasonably expected to recommend or consider the purchase or sale of the security in question.

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     You will be permitted to purchase or sell such security if the Appropriate
Analyst(s) confirms to the Preclearance Desk that there is no intention to engage in a transaction regarding the security within seven (7) calendar days on behalf of an Associated Client7 and you subsequently preclear such security in accordance with Part 6 below.

     G.   Certain Transactions in Securities of Franklin Resources, Inc., and
          Affiliated Closed-end Funds, and Real Estate Investment Trusts

     If you are an employee of Franklin Resources, Inc. or any of its affiliates, including Franklin Templeton Investments, you cannot effect a short sale of the securities, including "short sales against the box" of Franklin
Resources, Inc., or any of the Franklin or Templeton closed-end funds, or any other security issued by Franklin Resources, Inc. or its affiliates. This prohibition would also apply to effecting economically equivalent transactions, including, but not limited to purchasing and selling call or put options and "swap" transactions or other derivatives. Officers and directors of Franklin
Templeton Investments who may be covered by Section 16 of the Securities
Exchange Act of 1934, are reminded that their obligations under that section are in addition to their obligations under this Code.

3.5  Service as a Director

     As an employee of Franklin Templeton Investments, you may not serve as a director, trustee, or in a similar capacity for any public or private company
(excluding not-for-profit companies, charitable groups, and eleemosynary organizations) unless you receive approval from Franklin Resources, Inc.
Presidents (excluding the vote of any member who is seeking such approval for himself) and it is determined that your service is consistent with the interests of the clients of Franklin Templeton Investments. You must notify the Legal
Compliance Department in writing of your interest in serving as a director, which includes the justification for such directorship. Legal Compliance will process the request through Franklin Resources, Inc. Presidents.

     Legal Compliance will advise you of Franklin Resources, Inc. Presidents decision. If approved, the Legal Compliance Department will furnish procedures applicable to serving as an outside director to you.

----------
/7/  Associated Client: A Fund or client who's trading information would be available to the access person during the course of his or her regular functions or duties.

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PART 4 - Additional Compliance Requirements Applicable to Portfolio Persons

4.1  Requirement to Disclose Interest and Method of Disclosure

     As a Portfolio Person, you must promptly disclose your direct or indirect beneficial interest in a security whenever you learn that the security is under consideration for purchase or sale by an Associated Client in the Franklin
Templeton Group and you;

     (1) Have or share investment control of the Associated Client;

     (2) Make any recommendation or participate in the determination of which recommendation shall be made on behalf of the Associated Client; or

     (3) Have functions or duties that relate to the determination of which recommendation shall be made to the Associated Client.

     In such instances, you must initially disclose that beneficial interest orally to the primary portfolio manager (or other Appropriate Analyst) of the Associated Client(s) considering the security, the Director of Research and Trading or the Director, Global Compliance. Following that oral disclosure, you must send a written acknowledgment of that interest on Schedule E (or on a form containing substantially similar information) to the primary portfolio manager
(or other Appropriate Analyst), with a copy to the Legal Compliance Department.

4.2  Short Sales of Securities

     You cannot sell short any security held by your Associated Clients, including "short sales against the box". Additionally, Portfolio Persons associated with the Templeton Group of Funds and clients cannot sell short any security on the Templeton "Bargain List". This prohibition would also apply to effecting economically equivalent transactions, including, but not limited to, sales of uncovered call options, purchases of put options while not owning the underlying security and short sales of bonds that are convertible into equity positions.

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4.3  Short Swing Trading

     Portfolio Persons cannot profit from the purchase and sale or sale and purchase within sixty calendar days of any security, including derivatives.
Portfolio Persons are responsible for transactions that may occur in margin and option accounts and all such transactions must comply with this restriction./8/

This restriction does not apply to:

     (1) trading within a shorter period if you do not realize a profit and if you do not violate any other provisions of this Code; and

     (2) profiting on the purchase and sale or sale and purchase within sixty calendar days of the following securities:

               .    securities that are direct obligations of the U.S.
                    Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

               . high quality short-term instruments ("money market instruments") including but not limited to (i) bankers' acceptances, (ii) U.S. bank certificates of deposit; (iii) commercial paper; and (iv) repurchase agreements;

               .    shares of registered open-end investment companies including
                    Exchange Traded Funds (ETF) and Holding Company Depository
                    Receipts (Hldrs);

               . commodity futures, currencies, currency forwards and derivatives thereof.

     Calculation of profits during the 60-calendar day holding period generally will be based on "last-in, first-out" ("LIFO"). Portfolio Persons may elect to calculate their 60 calendar day profits on either a LIFO or FIFO ("first-in, first-out") basis when there has not been any activity in such security by their Associated Clients during the previous 60 calendar days.

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/8/  This restriction applies equally to transactions occurring in margin and option accounts, which may not be due to direct actions by the Portfolio
     Person. For example, a stock held less than 60 days that is sold to meet a margin call or the underlying stock of a covered call option held less than 60 days that is called away, would be a violation of this restriction if these transactions resulted in a profit for the Portfolio Person.

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4.4  Securities Sold in a Public Offering

     Portfolio Persons cannot buy securities in any initial public offering, or a secondary offering by an issuer, including initial public offerings of securities made by closed-end funds and real estate investment trusts advised by Franklin Templeton Investments. Purchases of open-end mutual funds are excluded from this prohibition.

4.5  Interests in Partnerships and Securities Issued in Private Placements

     Portfolio Persons cannot acquire limited partnership interests or other securities in private placements unless they:

     (1)  complete the Private Placement Checklist (Schedule H);
     (2) provide supporting documentation (e.g., a copy of the offering memorandum); and
     (3)  obtain approval of the appropriate Chief Investment Officer; and
     (4)  submit all documents to the Legal Compliance Department

Approval will only be granted after the Director of Global Compliance consults with an executive officer of Franklin Resources, Inc.

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PART 5 - Reporting Requirements for All Access Persons

5.1  Reporting of Beneficial Ownership and Securities Transactions

     Compliance with the following personal securities transaction reporting procedures is essential to enable us to meet our responsibilities to Funds and other clients and to comply with regulatory requirements. You are expected to comply with both the letter and spirit of these requirements, including completing and filing all reports required under the Code in a timely manner.

5.2  Initial Holdings and Brokerage Account Reports

     A.   All Access Persons (except Independent Directors)

     Every employee (new or transfer) of Franklin Templeton Investments who becomes an Access Person, must file:

          (1)  An Acknowledgement Form;
          (2)  Schedule C: Initial, Annual & Updated Disclosure of Securities
               Holdings; and
          (3)  Schedule F: Initial, Annual & Updated Disclosure of Securities
               Accounts

     The Acknowledgement Form, Schedule C and Schedule F must be completed and returned to the Legal Compliance Department within 10 calendar days of the date the employee becomes an access person.

5.3  Quarterly Transaction Reports

     A.   All Access Persons (except Independent Directors)

     You must report all securities transactions by; (i) providing the Legal
Compliance Department with copies of all broker's confirmations and statements within 10 calendar days after the end of the calendar quarter (which may be sent under separate cover by the broker) showing all transactions and holdings in securities and (ii) certifying by January 30th of each year that you have disclosed all such brokerage accounts on Schedule F to the Legal Compliance
Department. The brokerage statements and confirmations must include all transactions in securities in which you have, or by reason of the transaction acquire any direct or indirect beneficial ownership, including transactions in a discretionary account and transactions for any account in which you have any economic interest and have or share investment control. Also, if you acquire

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securities by any other method which is not being reported to the Legal
Compliance Department by a duplicate confirmation statement at or near the time of the acquisition, you must report that acquisition to the Legal Compliance
Department on Schedule B within 10 calendar days after you are notified of the acquisition. Such acquisitions include, among other things, securities acquired by gift, inheritance, vesting, /9/ stock splits, merger or reorganization of the issuer of the security.

     You must file these documents with the Legal Compliance Department not later than 10 calendar days after the end of each quarter, but you need not show or report transactions for any account over which you had no direct or indirect influence or control. /10/ Failure to timely report transactions is a violation of Rule 17j-1 as well as the Code, and may be reported to the Fund's Board of Directors and may also result, among other things, in denial of future personal security transaction requests.

     B.   Independent Directors

     If you are a director of a Fund within Franklin Templeton Investments but you are not an "interested person" of the Fund, you are not required to file transaction reports unless you knew or should have known that, during the 15-day period before or after a transaction, the security was purchased or sold, or considered for purchase or sale, by a Fund or by Franklin Templeton Investments on behalf of a Fund.

5.4  Annual Reports - All Access Persons

     A.   Securities Accounts Reports (except Independent Directors)

     As an access person, you must file a report of all personal securities accounts on Schedule F, with the Legal Compliance Department, annually by January 30th. You must report the name and description of each securities account in which you have a direct or indirect beneficial interest, including securities accounts of a spouse and minor children. You must also report any account in which you have any economic interest and

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/9/  You are not required to separately report the vesting of shares or options of Franklin Resources, Inc., received pursuant to a deferred compensation plan as such information is already maintained.

/10/ See Sections 3.2 and 4.6 of the Code. Also, confirmations and statements of transactions in open-end mutual funds, including mutual funds sponsored by Franklin Templeton Investments are not required. See Section 3.3 above for a list of other securities that need not be reported. If you have any beneficial ownership in a discretionary account, transactions in that account are treated as yours and must be reported by the manager of that account (see Section 6.1.C below).

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have or share investment control (e.g., trusts, foundations, etc.) other than an account for a Fund in, or a client of, Franklin Templeton Investments.

     B.   Securities Holdings Reports (except Independent Directors)

     You must file a report of personal securities holdings on Schedule C, with the Legal Compliance Department, by January 30th of each year. This report should include all of your securities holdings, including any security acquired by a transaction, gift, inheritance, vesting, merger or reorganization of the issuer of the security, in which you have any direct or indirect beneficial ownership, including securities holdings in a discretionary account and for any account in which you have any economic interest and have or share investment control. Your securities holding information must be current as of a date no more than 30 days before the report is submitted. You may attach copies of year-end brokerage statements to the Schedule C in lieu of listing each security position on the schedule.

     C.   Certification of Compliance With the Code of Ethics (including
          Independent Directors)

     All access persons, including independent directors, will be asked to certify that they will comply with Franklin Templeton Investments' Code of Ethics and Policy Statement on Insider Trading by filing the Acknowledgment Form with the Legal Compliance Department within 10 business days of receipt of the Code. Thereafter, you will be asked to certify that you have complied with the Code during the preceding year by filing a similar Acknowledgment Form by January 30 of each year.

5.5 Brokerage Accounts and Confirmations of Securities Transactions (except
Independent Directors)

     If you are an access person , in Franklin Templeton Investments, before or at a time contemporaneous with opening a brokerage account with a registered broker-dealer, or a bank, or placing an initial order for the purchase or sale of securities with that broker-dealer or bank, you must:

          (1)  notify the Legal Compliance Department, in writing, by completing
               Schedule D or by providing substantially similar information; and

          (2) notify the institution with which the account is opened, in writing, of your association with Franklin Templeton Investments.

                                       16


     The Compliance Department will request the institution in writing to send to it duplicate copies of confirmations and statements for all transactions effected in the account simultaneously with their mailing to you.

     If you have an existing account on the effective date of this Code or upon becoming an access person, you must comply within 10 days with conditions (1) and (2) above.

PART 6 - Pre-clearance Requirements

6.1  Prior Approval of Securities Transactions

     A.   Length of Approval

     Unless you are covered by Paragraph C or D below, you cannot buy or sell any security, without first contacting a Preclearance Officer by fax, phone, or e-mail and obtaining his or her approval. Approval is good until the close of the business day following the day clearance is granted but may be extended in special circumstances, shortened or rescinded, as explained in Appendix A.

     B.   Securities Not Requiring Preclearance

     The securities enumerated below do not require preclearance under the Code. However, all other provisions of the Code apply, including, but not limited to:
(i) the prohibited transaction provisions contained in Part 3.4 such as front-running; (ii) the additional compliance requirements applicable to portfolio persons contained in Part 4, (iii) the applicable reporting requirements contained in Part 5; and (iv) insider trading prohibitions.

You need not pre-clear transactions in the following securities:

     (1) Franklin Resources, Inc., and its Affiliates. Purchases and sales of securities of Franklin Resources, Inc., closed-end funds of the Franklin Templeton Group, or real estate investment trusts advised by Franklin Properties Inc., as these securities cannot be purchased on behalf of our advisory clients./11/

     (2)  Small Quantities.

               . Transactions of 500 shares or less of any security regardless of where it is traded in any 30 day period; or
               . Transactions of 1000 shares or less of the top 50 securities by volume during the previous calendar quarter on the NYSE or NASDAQ NMS(does not include Small Cap or OTC) in any 30 day period.
               . Transactions in municipal bonds with a face value of $100,000 or less.

     However, you may not execute any transaction, regardless of quantity, if you learn that the Funds are active in the security. It will be presumed that you have knowledge of Fund activity in the security if, among other things, you are denied approval to go forward with a transaction request.

----------
/11/ Officers, directors and certain other key management personnel who perform significant policy-making functions of Franklin Resources, Inc., the closed-end funds, and/or real estate investment trusts may have ownership reporting requirements in addition to these reporting requirements. Contact the Legal Compliance Department for additional information. See also the "Insider Trading Policy" attached.

     (3) Dividend Reinvestment Plans: Transactions made pursuant to dividend reinvestment plans ("DRIPs") do not require preclearance regardless of quantity or Fund activity.

     (4) Government Obligations. Transactions in securities issued or guaranteed by the governments of the United States, Canada, the United Kingdom, France, Germany, Switzerland, Italy and Japan, or their agencies or instrumentalities, or derivatives thereof.

     (5) Payroll Deduction Plans. Securities purchased by an employee's spouse pursuant to a payroll deduction program, provided the access person has previously notified the Compliance Department in writing that the spouse will be participating in the payroll deduction program.

     (6) Employer Stock Option Programs. Transactions involving the exercise and/or purchase by an access person or an access person's spouse of securities pursuant to a program sponsored by a corporation employing the access person or spouse.

     (7) Pro Rata Distributions. Purchases effected by the exercise of rights issued pro rata to all holders of a class of securities or the sale of rights so received.

     (8) Tender Offers. Transactions in securities pursuant to a bona fide tender offer made for any and all such securities to all similarly situated shareholders in conjunction with mergers, acquisitions, reorganizations and/or similar corporate actions. However, tenders pursuant to offers for less than all outstanding securities of a class of securities of an issuer must be precleared.

     (9) Not Eligible for Funds and Clients. Transactions in any securities that are prohibited investments for all Funds and clients advised by the entity employing the access person.

     (10) No Investment Control. Transactions effected for an account or entity over which you do not have or share investment control (i.e., an account where someone else exercises complete investment control).

     (11) No Beneficial Ownership. Transactions in which you do not acquire or dispose of direct or indirect beneficial ownership (i.e., an account where in you have no financial interest).

     (12) ETFs and Holdrs. Transactions in Exchange-Traded Funds and Holding Company Depository Receipts (Holdrs).

     Although an access person's securities transaction may be exempt from preclearing, such transactions must comply with the prohibited transaction provisions of Section 3.4 above. Additionally, you may not trade any securities as to which you have "inside information" (see attached Franklin Templeton Investments' Policy Statement on Insider Trading). If you have any questions, contact a Preclearance Officer before engaging in the transaction. If you have any doubt whether you have or might acquire direct or indirect beneficial ownership or have or share investment control over an account or entity in a particular transaction, or whether a transaction involves a security covered by the Code, you should consult with a Preclearance Officer before engaging in the transaction.

     C.   Discretionary Accounts

     You need not pre-clear transactions in any discretionary account for which a registered broker-dealer, a registered investment adviser, or other investment manager acting in a similar fiduciary capacity, which is not affiliated with Franklin Templeton Investments, exercises sole investment discretion, if the following conditions are met:/12/

     (1) The terms of each account relationship ("Agreement") must be in writing and filed with a Preclearance Officer prior to any transactions.

     (2) Any amendment to each Agreement must be filed with a Preclearance Officer prior to its effective date.

     (3) The Portfolio Person certifies to the Compliance Department at the time such account relationship commences, and annually thereafter, as contained in Schedule G of the Code that such Portfolio Person does not have direct or indirect influence or control over the account, other than the right to terminate the account.

     (4) Additionally, any discretionary account that you open or maintain with a registered broker-dealer, a registered investment adviser, or other investment manager acting in a similar fiduciary capacity must provide duplicate copies of confirmations and statements for all transactions effected in the account simultaneously with their delivery to you., If your discretionary account acquires securities which are not reported to a Preclearance Officer by a duplicate confirmation, such transaction must be reported to a Preclearance Officer on Schedule B within 10 days after you are notified of the acquisition./13/

However, if you make any request that the discretionary account manager enter into or refrain from a specific transaction or class of transactions, you must first consult with a Preclearance Officer and obtain approval prior to making such request.

----------
/12/ Please note that these conditions apply to any discretionary account in existence prior to the effective date of this Code or prior to your becoming an access person. Also, the conditions apply to transactions in any discretionary account, including pre-existing accounts, in which you have any direct or indirect beneficial ownership, even if it is not in your name.

/13/ Any pre-existing agreement must be promptly amended to comply with this condition. The required reports may be made in the form of an account statement if they are filed by the applicable deadline.

     D.   Directors Who Are Not Advisory Persons or Advisory Representatives

     You need not pre-clear any securities if:

     (1) You are a director of a Fund in Franklin Templeton Investments and a director of the fund's advisor;

     (2) You are not an "advisory person"/14/ of a Fund in Franklin Templeton Investments; and

     (3)  You are not an employee of any Fund,

     or

     (1)  You are a director of a Fund in the Franklin Templeton Group;

     (2) You are not an "advisory representative"15 of Franklin Resources or any subsidiary; and

     (3)  You are not an employee of any Fund,

unless you know or should know that, during the 15-day period before the transaction, the security was purchased or sold, or considered for purchase or sale, by a Fund or by Franklin Resources on behalf of a Fund or other client.

          Directors, other than independent Directors, qualifying under this paragraph are required to comply with all applicable provisions of the Code including reporting their initial holdings and brokerage accounts in accordance with 5.2, personal securities transactions and accounts in accordance with 5.3 and 5.5, and annual reports in accordance with 5.4 of the Code.

----------
/14/ An "advisory person" of a registered investment company or an investment adviser is any employee, who in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by an advisory client , or whose functions relate to the making of any recommendations with respect to such purchases or sales. Advisory person also includes any natural person in a control relationship to such company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.

/15/ Generally, an "advisory representative" is any person who makes any recommendation, who participates in the determination of which recommendation shall be made, or whose functions or duties relate to the determination of which recommendation shall be made, or who, in connection with his duties, obtains any information concerning which securities are being recommended prior to the effective dissemination of such recommendations or of the information concerning such recommendations. See
     Section II of Appendix A for the legal definition of "Advisory Representative."

     E.   Limited Exception for Certain Proprietary Accounts

     Franklin Templeton Investments may sponsor private partnerships and other pooled investment accounts ("affiliated accounts") intended for distribution to unaffiliated persons.. At the outset of operations of such affiliated accounts, Franklin Templeton Investments will likely have a significant ownership interest, thereby causing the affiliated account to be a Proprietary Account. Though considered a Proprietary Account for all other purposes of this Code, an affiliated account need not pre-clear any securities transaction during the first full 12 month period after its commencement of operations.

PART 7 - Penalties for Violations of the Code

     The Code is designed to assure compliance with applicable law and to maintain shareholder confidence in Franklin Templeton Investments.

     In adopting this Code, it is the intention of the Boards of Directors/Trustees, to attempt to achieve 100% compliance with all requirements of the Code - but it is recognized that this may not be possible. Incidental failures to comply with the Code are not necessarily a violation of the law or the Franklin Templeton Investment's Statement of Principles. Such isolated or inadvertent violations of the Code not resulting in a violation of law or the Statement of Principles will be referred to the Director, Global Compliance and/or management personnel, and disciplinary action commensurate with the violation, if warranted, will be imposed. Additionally, if you violate any of the enumerated prohibited transactions contained in Parts 3 and 4 of the Code, you will be expected to give up any profits realized from these transactions to Franklin Resources for the benefit of the affected Funds or other clients. If Franklin Resources cannot determine which Fund(s) or client(s) were affected, the proceeds will be donated to a charity chosen by Franklin Resources. Please refer to the following page for guidance of the types of sanctions that would likely be imposed for isolated or inadvertent violations of the Code.

     However, failure to disgorge profits when requested or a pattern of violations that individually do not violate the law or Statement of Principles, but which taken together demonstrate a lack of respect for the Code of Ethics, may result in more significant disciplinary action including termination of employment. A violation of the Code resulting in a violation of the law will be severely sanctioned, with disciplinary action including, but not limited to, referral of the matter to the board of directors of the affected Fund, termination of employment or referral of the matter to the appropriate regulatory agency for civil and/or criminal investigation.

                       Code of Ethics Sanction Guidelines

                 Violation                            Sanction Imposed
                 ---------                            ----------------
..    Failure to preclear but otherwise would    Reminder Memo
     have been approved (i.e., no conflict
     with the fund's transactions).

..    Failure to preclear but otherwise would    30 Day Personal Securities
     have been approved (i.e., no conflict      Trading Suspension
     with the fund's transactions) twice
     within 12 calendar months -
..    Failure to preclear and the transaction
     would have been disapproved:

..    Failure to preclear but otherwise would    Greater Than 30 Day Personal
     have been approved (i.e., no conflict      Securities Trading Suspension
     with the fund's transactions) three        (e.g., 60 or 90 Days)
     times or more within 12 calendar months
..    Failure to preclear and the transaction
     would have been disapproved twice or
     more within 12 calendar months

..    Profiting from short-swing trades          Profits are donated to The
     (profiting on purchase & sale/sale &       United Way (or charity of
     purchase within 60 days                    employee's choice)

..    Repeated violations of the Code of         Fines levied after discussion
     Ethics even if each individual violation   with the General Counsel and
     might be considered deminimis              appropriate CIO.

PART 8 - A Reminder about the Franklin Templeton Investments Insider Trading Policy

     The Code of Ethics is primarily concerned with transactions in securities held or to be acquired by any of the Funds or Franklin Resources' clients, regardless of whether those transactions are based on inside information or actually harm a Fund or a client.

     The Insider Trading Policy (attached to this document) deals with the problem of insider trading in securities that could result in harm to a Fund, a client, or members of the public, and applies to all directors, officers and employees of any entity in the Franklin Templeton Investments. Although the requirements of the Code and the Insider Trading Policy are similar, you must comply with both.

PART 9 - Foreign Country Supplements (Canada)

The Investment Funds Institute of Canada ("IFIC") has implemented a new Model Code of Ethics for Personal Investing (the "IFIC Code") to be adopted by all IFIC members. Certain provisions in the IFIC Code differ from the provisions of Franklin Templeton Investments Code of Ethics (the "FT Code"). This Supplementary Statement of Requirements for Canadian Employees (the "Canadian Supplement") describes certain further specific requirements that govern the activities of Franklin Templeton Investments Corp. ("FTIC"). It is important to note that the Canadian Supplement does not replace the FT Code but adds certain restrictions on trading activities, which must be read in conjunction with the Code.

All capitalized terms in this Canadian Supplement, unless defined in this Canadian Supplement, have the meaning set forth in the FT Code.

Initial Public and Secondary Offerings

Access Persons cannot buy securities in any initial public offering, or a secondary offering by an issuer. Public offerings of securities made by Franklin Templeton Investments, including open-end and closed-end mutual funds, real estate investment trusts and securities of Franklin Resources, Inc, are excluded from this prohibition.

Note: the FT Code presently prohibits Portfolio Persons from buying securities in any initial public offering, or a secondary offering by an issuer (See
Section 4.5 of the FT Code). This provision extends Section 4.5 of the FT Code to all Access Persons.

Interests in Partnerships and Securities issued in Private Placements

Access Persons and Portfolio Persons cannot acquire limited partnership interests or other securities in private placements unless they obtain approval of the Compliance Officer after he or she consults with an executive officer of Franklin Resources, Inc. Purchases of limited partnership interests or other securities in private placements will not be approved, unless in addition to the requirements for the approval of other trades and such other requirements as the executive officer of Franklin Resources, Inc. may require, the Compliance Officer is satisfied that the issuer is a "private company" as defined in the Securities Act (Ontario) and the Access Person has no reason to believe that the issuer will make a public offering of its securities in the foreseeable future.

Note: the FT Code presently prohibits as a general rule Portfolio Persons from buying limited partnership interests or other securities in private placements (See Section 4.6 of the FT Code). This section extends the ambit of the prohibition to Access Persons and limits the exception to the general rule contained in section 4.6 of the FT Code.

Additional Requirements to Obtain Approval for Personal Trades

Prior to an Access Person obtaining approval for a personal trade he or she must advise the Compliance Officer that he or she:

..    Does not possess material non-public information relating to the security;
..    Is not aware of any proposed trade or investment program relating to that security by any of the Franklin Templeton Group of Funds;
..    Believes that the proposed trade has not been offered because of the Access
     Person's position in Franklin Templeton Investments and is available to any market participant on the same terms;
..    Believes that the proposed trade does not contravene any of the prohibited activities set out in Section 3.4 of the FT Code, and in the case of Portfolio Persons does not violate any of the additional requirements set out in Part 4 of the FT Code; and

..    Will provide any other information requested by the Compliance Officer concerning the proposed personal trade.

An Access Person may contact the Compliance Officer by fax, phone or e-mail to obtain his or her approval.

Note: the method of obtaining approval is presently set out in Section 6.1A of the FT Code and provides that an Access Person may contact the Compliance Officer by fax, phone or e-mail. The additional requirement described above makes it clear that an Access Person may continue to contact the Compliance Officer in the same manner as before. The Access Person will have deemed to have confirmed compliance with the above requirements prior to obtaining approval from the Compliance Officer.

Appointment of Independent Review Person

FTIC shall appoint an independent review person who will be responsible for approval of all personal trading rules and other provisions of the FT Code with respect to FTIC and for monitoring the administration of the FT Code from time to time with respect to FTIC employees. The Compliance Officer will provide a written report to the Independent Review Person, at least annually, summarizing:

..    Compliance with the FT Code for the period under review
..    Violations of the FT Code for the period under review
..    Sanctions imposed by Franklin Templeton Investments for the period under review
..    Changes in procedures recommended by the FT Code
..    Any other information requested by the Independent Review Person

                APPENDIX A: COMPLIANCE PROCEDURES AND DEFINITIONS

     This appendix sets forth the additional responsibilities and obligations of Compliance Officers, and the Legal/Administration and Legal/Compliance Departments, under Franklin Templeton Investments' Code of Ethics and Policy Statement on Insider Trading.

I.   Responsibilities of Each Designated Compliance Officer

     A.   Pre-Clearance Standards

          1.   General Principles

     The Director, Global Compliance, or a Preclearance Officer, shall only permit an access person to go forward with a proposed security /16/ transaction if he or she determines that, considering all of the facts and circumstances, the transaction does not violate the provisions of Rule 17j-1, or of this Code and there is no likelihood of harm to a client.

          2.   Associated Clients

     Unless there are special circumstances that make it appropriate to disapprove a personal securities transaction request, a Preclearance Officer shall consider only those securities transactions of the "Associated Clients" of the access person, including open and executed orders and recommendations, in determining whether to approve such a request. "Associated Clients" are those Funds or clients whose trading information would be available to the access person during the course of his or her regular functions or duties. Currently, there are three groups of Associated Clients: (i) the Franklin Mutual Series Funds and clients advised by Franklin Mutual Advisers, LLC ("Mutual Clients");
(ii) the Franklin Group of Funds and the clients advised by the various Franklin investment advisers ("Franklin Clients"); and (iii) the Templeton Group of Funds and the clients advised by the various Templeton investment advisers ("Templeton Clients"). Thus, persons who have access to the trading information of Mutual Clients generally will be precleared solely against the securities transactions of the Mutual Clients, including open and executed orders and recommendations. Similarly, persons who have access to the trading information of Franklin Clients or Templeton Clients generally will be precleared solely against the securities transactions of Franklin Clients or Templeton Clients, as appropriate.

----------
/16/ Security includes any option to purchase or sell, and any security that is exchangeable for or convertible into, any security that is held or to be acquired by a fund.

     Certain officers of Franklin Templeton Investments, as well as legal, compliance, fund accounting, investment operations and other personnel who generally have access to trading information of the funds and clients of Franklin Templeton Investments during the course of their regular functions and duties, will have their personal securities transactions precleared against executed transactions, open orders and recommendations of the entire Franklin Templeton Investments.

          3.   Specific Standards

               (a)  Securities Transactions by Funds or clients

     No clearance shall be given for any transaction in any security on any day during which an Associated Client of the access person has executed a buy or sell order in that security, until seven (7) calendar days after the order has been executed. Notwithstanding a transaction in the previous seven days, clearance may be granted to sell if all Associated Clients have disposed of the security.

               (b)  Securities under Consideration

                    Open Orders

     No clearance shall be given for any transaction in any security on any day which an Associated Client of the access person has a pending buy or sell order for such security, until seven (7) calendar days after the order has been executed.

                    Recommendations

     No clearance shall be given for any transaction in any security on any day on which a recommendation for such security was made by a Portfolio Person, until seven (7) calendar days after the recommendation was made and no orders have subsequently been executed or are pending.

               (c)  Private Placements

     In considering requests by Portfolio Personnel for approval of limited partnerships and other private placement securities transactions, the Director, Global Compliance shall consult with an executive officer of Franklin Resources, Inc. In deciding whether to approve the transaction, the Director, Global Compliance and the executive officer shall take into account, among other factors, whether the investment opportunity should be reserved for a Fund or other client, and whether the investment opportunity is being offered to the Portfolio Person by virtue of his or her position with Franklin Templeton Investments. If the Portfolio Person receives clearance for the transaction, an investment in the same issuer may only be made for a Fund or client if an executive officer of Franklin Resources, Inc., who has been informed of the Portfolio Person's pre-existing investment and who has no interest in the issuer, approves the transaction.

               (d)  Duration of Clearance

     If a Preclearance Officer approves a proposed securities transaction, the order for the transaction must be placed and effected by the close of the next business day following the day approval was granted. The Director, Global Compliance may, in his or her discretion, extend the clearance period up to seven calendar days, beginning on the date of the approval, for a securities transaction of any access person who demonstrates that special circumstances make the extended clearance period necessary and appropriate. /17/ The Director, Global Compliance may, in his or her discretion, after consultation with a member of senior management for Franklin Resources, Inc., renew the approval for a particular transaction for up to an additional seven calendar days upon a similar showing of special circumstances by the access person. The Director, Global Compliance may shorten or rescind any approval or renewal of approval under this paragraph if he or she determines it is appropriate to do so.

----------
/17/ Special circumstances include but are not limited to, for example, differences in time zones, delays due to travel, and the unusual size of proposed trades or limit orders. Limit orders must expire within the applicable clearance period.

     B.   Waivers by the Director, Global Compliance

     The Director, Global Compliance may, in his or her discretion, after consultation with an executive officer of Franklin Resources, Inc., waive compliance by any access person with the provisions of the Code, if he or she finds that such a waiver:

     (1) is necessary to alleviate undue hardship or in view of unforeseen circumstances or is otherwise appropriate under all the relevant facts and circumstances;

     (2)  will not be inconsistent with the purposes and objectives of the Code;

     (3) will not adversely affect the interests of advisory clients of Franklin Templeton Investments, the interests of Franklin Templeton Investments or its affiliates; and

     (4) will not result in a transaction or conduct that would violate provisions of applicable laws or regulations.

     Any waiver shall be in writing, shall contain a statement of the basis for it, and the Director, Global Compliance, shall promptly send a copy to the General Counsel of Franklin Resources, Inc.

     C.   Continuing Responsibilities of the Legal Compliance Department

     A Preclearance Officer shall make a record of all requests for pre-clearance regarding the purchase or sale of a security, including the date of the request, the name of the access person, the details of the proposed transaction, and whether the request was approved or denied. A Preclearance Officer shall keep a record of any waivers given, including the reasons for each exception and a description of any potentially conflicting Fund or client transactions.

     A Preclearance Officer shall also collect the signed initial acknowledgments of receipt and the annual acknowledgments from each access person of receipt of a copy of the Code and Insider Trading Policy, as well as reports, as applicable, on Schedules B, C, D, E and F of the Code. In addition, a Preclearance Officer shall request copies of all confirmations, and other information with respect to an account opened and maintained with the broker-dealer by any access person of the Franklin Templeton Group. A Preclearance Officer shall preserve those acknowledgments and reports, the records of consultations and waivers, and the confirmations, and other information for the period required by applicable regulation.

     A Preclearance Officer shall review brokerage transaction confirmations, account statements, Schedules B, C, D, E, F and Private Placement Checklists of Access Persons for compliance with the Code. The reviews shall include, but are not limited to;

     (1) Comparison of brokerage confirmations, Schedule Bs, and/or brokerage statements to preclearance request worksheets or, if a private placement, the Private Placement Checklist;

     (2) Comparison of brokerage statements and/or Schedule Cs to current securities holding information;

     (3)  Comparison of Schedule F to current securities account information;

     (4) Conducting periodic "back-testing" of access person transactions, Schedule Es and/or Schedule Gs in comparison to fund and client transactions;

     A Preclearance Officer shall evidence review by initialing and dating the appropriate document. Any apparent violations of the Code detected by a Preclearance Officer during his or her review shall be promptly brought to the attention of the Director, Global Compliance.

     D.   Periodic Responsibilities of the Legal Compliance Department

     The Legal Compliance Department shall consult with the General Counsel and the Human Resources Department, as the case may be, to assure that:

     (1) Adequate reviews and audits are conducted to monitor compliance with the reporting, pre-clearance, prohibited transaction and other requirements of the Code.

     (2) Adequate reviews and audits are conducted to monitor compliance with the reporting, pre-clearance, prohibited transaction and other requirements of the Code.

     (3) All access persons and new employees of the Franklin Templeton Group are adequately informed and receive appropriate education and training as to their duties and obligations under the Code.

     (4) There are adequate educational, informational and monitoring efforts to ensure that reasonable steps are taken to prevent and detect unlawful insider trading by access persons and to control access to inside information.

     (5) Written compliance reports are submitted to the Board of Directors of Franklin Resources, Inc., and the Board of each relevant Fund at least annually. Such reports will describe any issues arising under the Code or procedures since the last report, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations.

     (6) The Legal Compliance Department will certify at least annually to the Fund's board of directors that Franklin Templeton Investments has adopted procedures reasonably necessary to prevent Access Persons from violating the Code, and

     (7)  Appropriate records are kept for the periods required by law.

     E.   Approval by Fund's Board of Directors

     (1)  Basis for Approval

          The Board of Directors/Trustees must base its approval of the Code on a determination that the Code contains provisions reasonably necessary to prevent access persons from engaging in any conduct prohibited by rule 17j-1.

     (2)  New Funds

     At the time a new fund is organized, the Legal Compliance Department will provide the Fund's board of directors, a certification that the investment adviser and principal underwriter has adopted procedures reasonably necessary to prevent Access Persons from violating the Code. Such certification will state that the Code contains provisions reasonably necessary to prevent Access Persons from violating the Code.

     (3)  Material Changes to the Code of Ethics

     The Legal Compliance Department will provide the Fund's board of directors a written description of all material changes to the Code no later than six months after adoption of the material change by Franklin Templeton Investments.

II.  Compilation of Definitions of Important Terms

     For purposes of the Code of Ethics and Insider Trading Policy, the terms below have the following meanings:

1934 Act - The Securities Exchange Act of 1934, as amended.

1940 Act - The Investment Company Act of 1940, as amended.

Access Person - Each director, trustee, general partner or officer, and any other person that directly or indirectly controls (within the meaning of Section 2(a)(9) of the 1940 Act) the Franklin Templeton Group or a person, including an Advisory Representative, who has access to information concerning recommendations made to a Fund or client with regard to the purchase or sale of a security.

Advisory Representative - Any officer or director of Franklin Resources; any employee who makes any recommendation, who participates in the determination of which recommendation shall be made, or whose functions or duties relate to the determination of which recommendation shall be made; any employee who, in connection with his or her duties, obtains any information concerning which securities are being recommended prior to the effective dissemination of such recommendations or of the information concerning such recommendations; and any of the following persons who obtain information concerning securities recommendations being made by Franklin Resources prior to the effective dissemination of such recommendations or of the information concerning such recommendations: (i) any person in a control relationship to Franklin Resources, (ii) any affiliated person of such controlling person, and (iii) any affiliated person of such affiliated person.

Affiliated Person - it meaning as Section 2(a)(3) of the Investment Company Act of 1940. An "affiliated person" of an investment company includes directors, officers, employees, and the investment adviser. In addition, it includes any person owning 5% of the company's voting securities, any person in which the investment company owns 5% or more of the voting securities, and any person directly or indirectly controlling, controlled by, or under common control with the company.

Appropriate Analyst - With respect to any access person, any securities analyst or portfolio manager making investment recommendations or investing funds on behalf of an Associated Client and who may be reasonably expected to recommend or consider the purchase or sale of a security.

Associated Client - A Fund or client whose trading information would be available to the access person during the course of his or her regular functions or duties.

Beneficial Ownership - Has the same meaning as in Rule 16a-1(a)(2) under the 1934 Act. Generally, a person has a beneficial ownership in a security if he or she, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the security. There is a presumption of a pecuniary interest in a security held or acquired by a member of a person's immediate family sharing the same household.

Exchange Traded Funds and Holding Company Depository Receipts - An
     Exchange-Traded Fund or "ETF" is a basket of securities that is designed to generally track an index--broad stock or bond market, stock industry sector, or international stock. Holding Company Depository Receipts "Holdrs" are securities that represent an investor's ownership in the common stock or American Depository Receipts of specified companies in a particular industry, sector or group.

Funds - Investment companies in the Franklin Templeton Group of Funds.

Held or to be Acquired - A security is "held or to be acquired" if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or its investment adviser for purchase by the Fund.

Portfolio Person - Any employee of Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund in Franklin Templeton Investments, or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include portfolio managers, research analysts, traders, persons serving in equivalent capacities (such as Management Trainees), persons supervising the activities of Portfolio Persons, and anyone else designated by the Director, Global Compliance

Proprietary Accounts - Any corporate account or other account including, but not limited to, a limited partnership, a corporate hedge fund, a limited liability company or any other pooled investment vehicle in which Franklin Resources or its affiliates, owns 25 percent or more of the outstanding capital or is entitled to 25% or more of the profits or losses in the account (excluding any asset based investment management fees based on average periodic net assets in accounts).

Security - Any stock, note, bond, evidence of indebtedness, participation or interest in any profit-sharing plan or limited or general partnership, investment contract, certificate of deposit for a security, fractional undivided interest in oil or gas or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit), guarantee of, or warrant or right to subscribe for or purchase any of the foregoing, and in general any interest or instrument commonly known as a security, except commodity futures, currency and currency forwards. For the purpose of this Code, "security" does not include:

(1)  Direct obligations of the Government of the United States;
(2) Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and
(3)  Shares issued by open-end funds.

See Section III of Appendix A for a summary of different requirements for different types of securities.

III. Securities Exempt from the Prohibited , Reporting, and Pre-Clearance Provisions

     A.   Prohibited Transactions

     Securities that are EXEMPT from the prohibited transaction provisions of
     Section 3.4 include:

     (1) securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

     (2) high quality short-term instruments ("money market instruments") including but not limited to (i) bankers' acceptances, (ii) U.S. bank certificates of deposit; (iii) commercial paper; and (iv) repurchase agreements;

     (3)  shares of registered open-end investment companies;

     (4) commodity futures, currencies, currency forwards and derivatives thereof;

     (5) securities that are prohibited investments for all Funds and clients advised by the entity employing the access person; and

     (6) transactions in securities issued or guaranteed by the governments or their agencies or instrumentalities of Canada, the United Kingdom, France, Germany, Switzerland, Italy and Japan and derivatives thereof.

     B.   Reporting and Preclearance

     Securities that are EXEMPT from both the reporting requirements of Section 5 and preclearance requirements of Section 6 of the Code include:

     (1) securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

     (2) high quality short-term instruments ("money market instruments") including but not limited to (i) bankers' acceptances, (ii) U.S. bank certificates of deposit; (iii) commercial paper; and (iv) repurchase agreements;

     (3)  shares of registered open-end investment companies; and

     (4) commodity futures, currencies, currency forwards and derivatives thereof.

IV.  Legal Requirement

Rule 17j-1 under the Investment Company Act of 1940 ("1940 Act") makes it unlawful for any affiliated person of Franklin Templeton Investments in connection with the purchase or sale of a security, including any option to purchase or sell, and any security convertible into or exchangeable for, any security that is "held or to be acquired" by a Fund in Franklin Templeton
Investments:

     A.   To employ any device, scheme or artifice to defraud a Fund;

     B. To make to a Fund any untrue statement of a material fact or omit to state to a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

     C. To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon a Fund; or

     D.   To engage in any manipulative practice with respect to a Fund.

          A security is "held or to be acquired" if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or its investment adviser for purchase by the Fund.

                  APPENDIX B: ACKNOWLEGMENT FORM AND SCHEDULES

                               ACKNOWLEDGMENT FORM
             CODE OF ETHICS AND POLICY STATEMENT ON INSIDER TRADING

To: Director of Global Compliance, Legal Compliance Department

I hereby acknowledge receipt of a copy of Franklin Templeton Investments CODE OF ETHICS AND POLICY STATEMENT ON INSIDER TRADING, Amended and Restated, May 2003, which I have read and understand. I will comply fully with all provisions of the Code and the Insider Trading Policy to the extent they apply to me during the period of my employment. Additionally, I authorize any broker-dealer, bank or investment adviser with whom I have securities accounts and accounts in which I have beneficial ownership, to provide brokerage confirmations and statements as required for compliance with the Code. I further understand and acknowledge that any violation of the Code or Insider Trading Policy, including engaging in a prohibited transaction or failure to file reports as required (see Schedules B, C, D, E, F and G), may subject me to disciplinary action, including termination of employment.
--------------------------------------------------------------------------------
     Instructions:
          1. Complete all sections of this form.
          2. Print the completed form, sign, and date.
          3. Submit completed form to Legal Compliance via:
                Inter-office Mail to: Preclearance
                   L-Comp SM-920/2
                U.S. Mail to: Franklin Templeton Investments
                   Attn: Legal-Compliance/Preclearance
                   P.O. Box 25050
                   San Mateo, CA 94402-5050
               Telephone: (650) 312-3693   Fax:(650) 312-5646
               E-mail: Preclear,Legal (internal address); Lpreclear@frk.com (external address)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Employee's Name:                                 Signature:
--------------------------------------------------------------------------------
Title:
--------------------------------------------------------------------------------
Department:
--------------------------------------------------------------------------------
Location:
--------------------------------------------------------------------------------
Initial Disclosure Date or
Year End:
--------------------------------------------------------------------------------

     SCHEDULE A: Legal and Compliance Officers and Preclearance Desk Telephone & Fax Numbers/18/

     Legal Officer
     Murray L. Simpson
     Executive Vice President & General Counsel
     Franklin Templeton Investments
     One Franklin Parkway
     San Mateo, CA 94403-1906
     (650) 525-7331

     Compliance Officers
     -------------------

     Director, Global Compliance        Preclearance Officers

     James M. Davis                     Stephanie Harwood, Supervisor
     Franklin Templeton Investments     Lisa Del Carlo
     One Franklin Parkway               Darlene Nisby
     San Mateo, CA 94403-1906           Legal Compliance Department
     (650) 312-2832                     Franklin Templeton Investments
                                        One Franklin Parkway
                                        San Mateo, CA 94403-1906
                                        (650) 312-3693 (telephone)
                                        (650) 312-5646 (facsimile)
                                        Preclear, Legal(internal e-mail address)
                                     Lpreclear@frk.com (external e-mail address)

----------
/18/ As of August 2002

SCHEDULE B - Transactions Report

This report of personal securities transactions not reported by duplicate confirmations and brokerage statements pursuant to Section 5.3 of the Code is required pursuant to Rule 204-2(a) of the Investment Advisers Act of 1940 or Rule 17j-1(c) of the Investment Company Act of 1940. The report must be completed and submitted to the Compliance Department no later than 10 calendar days after the end of the calendar quarter. Refer to Section 5.3 of the Code of Ethics for further instructions.

     Instructions:
1. Complete all sections of this form.
2. Print completed form, sign, and date.
3. Submit completed form to Legal Compliance via:
      Inter-office Mail to: Preclearance
         L-Comp SM-920/2
      U.S. Mail to: Franklin Templeton Investments
         Attn: Legal-Compliance/Preclearance
         P.O. Box 25050
         San Mateo, CA 94402-5050
         Telephone: (650) 312-3693  Fax:  (650) 312-5646
         E-mail: Preclear,Legal (internal address);  Lpreclear@frk.com
            (external address)

----------------------------------------------------------------------------------------------------------------------------
                         Security Name Description                                   Broker-Dealer    Pre-Cleared through
             Buy, Sell     and Type of Security                          Principal    or Bank and      Compliance Department
Trade Date   or Other    (Common,Bond,Option, etc.)   Quantity   Price   Amount      Account Number   (Date or N/A)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

     The report or recording of any transactions above shall not be construed as an admission that I have any Direct or Indirect ownership in the securities.

     ---------------------------------------------------------------------------
     Employee's Name:
     ---------------------------------------------------------------------------
     Quarter Ending:
     ---------------------------------------------------------------------------


         ----------------------                            ---------------------
               Signature                                           Date

SCHEDULE C - Initial, Annual, & Updated Disclosure of Access Persons Securities Holdings

This report shall set forth the security name or description and security class of each security holding in which you have a direct or indirect beneficial interest, including holdings by a spouse, minor children, trusts, foundations, and any account for which trading authority has been delegated to you, other than authority to trade for a Fund in or a client of Franklin Templeton Investments. In lieu of listing each security position below, you may instead attach copies of brokerage statements, sign below and return Schedule C and brokerage statements to the Legal Compliance Department within 10 days if an initial report or by January 30th of each year if an annual report. Refer to Sections 5.2.A and 5.4.A of the Code for additional filing instructions.
--------------------------------------------------------------------------------
     Instructions:
     1. Complete all sections of this form.
     2. Print completed form, sign, and date.
     3. Submit completed form to Legal Compliance via:
           Inter-office Mail to: Preclearance
              L-Comp SM-920/2
           U.S. Mail to: Franklin Templeton Investments
              Attn: Legal-Compliance/Preclearance
              P.O. Box 25050
              San Mateo, CA 94402-5050
              Telephone: (650) 312-3693 Fax: (650) 312-5646
              E-mail: Preclear,Legal (internal address); Lpreclear@frk.com
                 (external address)
--------------------------------------------------------------------------------
Securities that are EXEMPT from being reported on Schedule C include: (i) securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof; (ii) high quality short-term instruments ("money market instruments") including but not limited to bankers' acceptances, U.S. bank certificates of deposit; commercial paper; and repurchase agreements; (iii) shares of registered open-end investment companies; and (iv) commodity futures, currencies, currency forwards and derivatives thereof.

     [ ] I did not have any Personal Securities Holdings for year ended:
                 (or current date if initial disclosure)
     ------------
     [ ] I have attached statements containing all my Personal Securities
     Holdings for year ended:              (or current date if initial
                              ------------
     disclosure )
     [ ] I have listed below all my Personal Securities Holdings for year ended:
                 (or current date if initial disclosure)
     ------------

----------------------------------------------------------------------------------------------------------
   Security Description,                                    Quantity &
including interest rate and           Security Type         Principal    Name of Broker - Dealer   Account
 maturity (if appropriate)    (Stock, Bond, Option, etc.)     Amount           or Bank              Number
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

     To the best of my knowledge I have disclosed all of my securities accounts and/or investments in which I have a direct or indirect beneficial interest, including security accounts of a spouse, minor children, trusts, foundations, and any account for which trading authority has been delegated an unaffiliated party.
--------------------------------------------------------------------------------
Employee's Name:                   Print:      Signature:      Date:
--------------------------------------------------------------------------------
Year Ended or current date if
initial disclosure:
--------------------------------------------------------------------------------

SCHEDULE D - NOTIFICATION OF SECURITIES ACCOUNT

All Franklin registered representatives and Access Persons, prior to opening a brokerage account or placing an initial order, are required to notify the Legal Compliance Preclearance Department and the executing broker-dealer in writing. This includes accounts in which the registered representative or access person has or will have a financial interest in (e.g., a spouse's account) or discretionary authority (e.g., a trust account for a minor child).
Upon receipt of the NOTIFICATION OF SECURITIES ACCOUNT form, the Legal Compliance Preclearance Department will contact the broker-dealer identified below and request that duplicate confirmations and statements of your brokerage account are sent to Franklin Templeton Investments.
--------------------------------------------------------------------------------
     Instructions:
        1. Complete all sections of this form.
        2. Print the completed form, sign, and date.
        3. Submit completed form to Legal Compliance via:
              Inter-office Mail to: Preclearance
                 L-Comp SM-920/2
              U.S. Mail to: Franklin Templeton Investments
                 Attn: Legal-Compliance/Preclearance
                 P.O. Box 25050
                 San Mateo, CA 94402-5050
                 Telephone: (650) 312-3693 Fax: (650) 312-5646
                 E-mail: Preclear,Legal (internal address); Lpreclear@frk.com
                    (external address)
--------------------------------------------------------------------------------
EMPLOYEE INFORMATION:
--------------------------------------------------------------------------------
Employee's Name:
--------------------------------------------------------------------------------
Extension:
--------------------------------------------------------------------------------
Department:
--------------------------------------------------------------------------------
Interoffice Mail Code:
--------------------------------------------------------------------------------
Are you a Registered Representative?   [ ] Yes [ ] No
(NASD Licensed, i.e. Series 6, 7)
--------------------------------------------------------------------------------
Are you an Access Person?              [ ] Yes [ ] No
--------------------------------------------------------------------------------

ACCOUNT INFORMATION:
--------------------------------------------------------------------------------
Account Name:
(If other than employee, state
relationship i.e., spouse)
--------------------------------------------------------------------------------
Account# or Social Security#:
--------------------------------------------------------------------------------
Firm Name:
--------------------------------------------------------------------------------
Attention (optional):
--------------------------------------------------------------------------------
Firm Address:
--------------------------------------------------------------------------------
City/State/Zip Code:
--------------------------------------------------------------------------------


     ---------------------------               ----------------------
             Signature                                  Date

SCHEDULE E - Notification of Direct or Indirect Beneficial Interest

If you have any beneficial ownership in a security and you recommend to the Appropriate Analyst that the security be considered for purchase or sale by an Associated Client, or if you carry out a purchase or sale of that security for an Associated Client, you must disclose your beneficial ownership to the Legal-Compliance Department and the Appropriate Analyst in writing on Schedule E (or an equivalent form containing similar information) before the purchase or sale, or before or simultaneously with the recommendation.
--------------------------------------------------------------------------------
     Instructions:
        1. Complete all sections of this form.
        2. Print completed form, sign, and date.
        3. Submit completed form to Legal Compliance via:
              Inter-office Mail to: Preclearance
                 L-Comp SM-920/2
              U.S. Mail to: Franklin Templeton Investments
                 Attn: Legal-Compliance/Preclearance
                 P.O. Box 25050
                 San Mateo, CA 94402-5050
                 Telephone: (650) 312-3693      Fax:  (650) 312-5646
                 E-mail: Preclear,Legal (internal address); Lpreclear@frk.com
                    (external address)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                          Date and Method
               Ownership                 Method of         Learned that           Primary
                 Type:                  Acquisition      Security's Under        Portfolio       Name of
Security      (Direct or     Year     (Purchase/Gift/      Consideration         Manager or       Person    Date of Verbal
Description    Indirect)   Acquired       Other)              by Funds       Portfolio Analyst   Notified   Notification
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
              Employee's Name:
--------------------------------------------------------------------------------------------------------------------------


     ---------------------------               ----------------------
            Signature                                  Date

SCHEDULE F - Initial, Annual, & Updated Disclosure of Securities Accounts

This report shall set forth the name and description of each securities account in which you have a direct or indirect beneficial interest, including securities accounts of a spouse, minor children, trusts, foundations, and any account for which trading authority has been delegated to you, other than authority to trade for a Fund in or a client of the Franklin Templeton Group. In lieu of listing each securities account below, you may instead attach copies of the brokerage statements, sign below and return Schedule F and brokerage statements to the Compliance Department.
--------------------------------------------------------------------------------
     Instructions:
        1. Complete all sections of this form.
        2. Print completed form, sign, and date.
        3. Submit completed form to Legal Compliance via:
              Inter-office Mail to: Preclearance
                 L-Comp SM-920/2
              U.S. Mail to: Franklin Templeton Investments
                 Attn: Legal-Compliance/Preclearance
                 P.O. Box 25050
                 San Mateo, CA 94402-5050
              Telephone: (650) 312-3693      Fax:  (650) 312-5646
              E-mail: Preclear,Legal (internal address); Lpreclear@frk.com
                 (external address)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
   Account Name(s)                                    Address of Brokerage Firm,
(registration shown on     Name of Brokerage Firm,    Bank or Investment Adviser         Name of Account        Account
     statement)          Bank or Investment Adviser   (Street/City/State/Zip Code)   Executive/Representative    Number
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

To the best of my knowledge I have disclosed all of my securities accounts in which I have a direct or indirect beneficial interest, including security accounts of a spouse, minor children, trusts, foundations, and any account for which trading authority has been delegated to me.

--------------------------------------------------------------------------------
      Employee's Name:
--------------------------------------------------------------------------------
Year Ended or current date if
     initial disclosure:
--------------------------------------------------------------------------------


     ---------------------------               ----------------------
            Signature                                  Date

SCHEDULE G - Initial and Annual Certification of Discretionary Authority

This report shall set forth the account name or description in which you have a direct or indirect beneficial interest, including holdings by a spouse, minor children, trusts, foundations, and as to which trading authority has been delegated by you to an unaffiliated registered broker-dealer, registered investment adviser, or other investment manager acting in a similar fiduciary capacity, who exercises sole investment discretion.

--------------------------------------------------------------------------------
     Instructions:

          1. Complete all sections of this form.
          2. Print completed form, sign, and date.
          3. Submit completed form to Legal Compliance via:
                Inter-office Mail to: Preclearance
                   L-Comp SM-920/2
                U.S. Mail to: Franklin Templeton Investments
                   Attn: Legal-Compliance/Preclearance
                   P.O. Box 25050
                   San Mateo, CA 94402-5050
                Telephone: (650) 312-3693   Fax: (650) 312-5646
                E-mail: Preclear,Legal (internal address); Lpreclear@frk.com
                    (external address)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                  Name/Description of
                                 Brokerage Firm, Bank,     Type of Ownership:
Name(s) as Shown on Account or   Investment Adviser or    Direct Ownership (DO)     Account Number
          Investment                  Investment         Indirect Ownership (IO)   (if applicable)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

To the best of my knowledge I have disclosed all of my securities accounts and/or investments in which I have a direct or indirect beneficial interest, including security accounts of a spouse, minor children, trusts, foundations, and any account for which trading authority has been delegated an unaffiliated party. Further, I certify that I do not have any direct or indirect influence or control over the accounts listed above.

--------------------------------------------------------------------------------
      Employee's Name:
--------------------------------------------------------------------------------
      Year Ended:
--------------------------------------------------------------------------------


   ---------------------------------         --------------------------------
               Signature                                   Date

SCHEDULE H: Checklist For Investments in Partnerships and Securities Issued in Private Placements Made by Portfolio Persons

In considering requests by Portfolio Personnel for approval of limited partnerships and other private placement securities transactions, the Compliance Officer shall consult with an executive officer of Franklin Resources, Inc. In deciding whether to approve the transaction, the Compliance Officer and the executive officer shall take into account, among other factors, whether the investment opportunity should be reserved for a Fund or other client, and whether the investment opportunity is being offered to the access person by virtue of his or her position with Franklin Templeton Investments. If the access person receives clearance for the transaction, no investment in the same issuer may be made for a Fund or client unless an executive officer of Franklin Resources, Inc., with no interest in the issuer, approves the transaction.
--------------------------------------------------------------------------------
     Instructions:

          1. Complete all sections of this form.
          2. Print the completed form, sign, and date.
          3. Submit completed form to Legal Compliance via:
                Inter-office Mail to: Preclearance
                    L-Comp SM-920/2
                U.S. Mail to: Franklin Templeton Investments
                    Attn: Legal-Compliance/Preclearance
                    P.O. Box 25050
                    San Mateo, CA 94402-5050
                Telephone: (650) 312-3693   Fax: (650) 312-5646
                E-mail: Preclear,Legal (internal address); Lpreclear@frk.com
                    (external address)
--------------------------------------------------------------------------------

IN ORDER TO EXPEDITE YOUR REQUEST, PLEASE PROVIDE THE FOLLOWING INFORMATION:

--------------------------------------------------------------------------------
Name/Description of Proposed Investment:
--------------------------------------------------------------------------------
Proposed Investment Amount:
--------------------------------------------------------------------------------

1) Please attach pages of the offering memorandum (or other documents) summarizing the investment opportunity, including:

          i)   Name of the partnership/hedge fund/issuer;
          ii)  Name of the general partner, location & telephone number;
          iii) Summary of the offering; including the total amount the offering/issuer;
          iv)  Percentage your investment will represent of the total offering;
          v)   Plan of distribution; and
          vi)  Investment objective and strategy,

2) Please respond to the following questions:

     a) Was this investment opportunity presented to you in your capacity as a portfolio manager? If no, please explain the relationship, if any, you have to the issuer or principals of the issuer.

     b) Is this investment opportunity suitable for any fund/client that you advise? /19/ If yes, why isn't the investment being made on behalf of the fund/client? If no, why isn't the investment opportunity suitable for the fund/clients?

----------
/19/ If an investment opportunity is presented to you in your capacity as a portfolio manager and the investment opportunity is suitable for the fund/client, it must first be offered to the fund/client before any personal securities transaction can be effected.

     c) Do any of the fund/clients that you advise presently hold securities of the issuer of this proposed investment (e.g., common stock, preferred stock, corporate debt, loan participations, partnership interests, etc.)? If yes, please provide the names of the funds/clients and security description.

     d) Do you presently have or will you have any managerial role with the company/issuer as a result of your investment? If yes, please explain in detail your responsibilities, including any compensation you will receive.

     e) Will you have any investment control or input to the investment decision making process?

     f) Will you receive reports of portfolio holdings? If yes, when and how frequently will these be provided?

3) Reminder: Personal securities transactions that do not generate brokerage confirmations (e.g., investments private placements) must be reported to the Legal-Compliance Department on the Schedule B form within 10 calendar days after you are notified.


-------------------------------   ----------------------   ---------------------
Portfolio Person's Name                 Signature                  Date

Approved By:


-------------------------------   ----------------------   ---------------------
Chief Investment Officer's Name         Signature                  Date

--------------------------------------------------------------------------------
                            LEGAL COMPLIANCE USE ONLY
--------------------------------------------------------------------------------

Date Received:                         Date Entered in Lotus Notes:
               ---------------------                                ------------

Date Forwarded to FRI Executive Officer:
                                         ---------------

Approved By:

-------------------------------------------                ---------------------
James M. Davis, Director, Global Compliance                        Date

-------------------------------------------                ---------------------
Murray L. Simpson, EVP-General Counsel                     Date

Date Entered in Examiner:                                  Precleared: [ ]   [ ]
                          -----------------                            Yes    No
                                                                 (attach E-Mail)
--------------------------------------------------------------------------------

           APPENDIX C: Investment Advisor and Broker-Dealer and Other
               Subsidiaries of Franklin Resources, Inc. - May 2003

------------------------------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc.                                    IA      Closed Joint-Stock Company Templeton (Russia)           FIA
------------------------------------------------------------------------------------------------------------------------------------
Franklin Advisory Services, LLC                            IA      Templeton Unit Trust Management Ltd. (UK)               FBD
------------------------------------------------------------------------------------------------------------------------------------
Franklin Investment Advisory Services, Inc.                IA      Orion Fund Management Ltd.                              FIA
------------------------------------------------------------------------------------------------------------------------------------
Franklin Private Client Group, Inc.                        IA      Templeton Global Advisors Ltd. (Bahamas)                IA
------------------------------------------------------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC                              IA      Templeton Asset Management (India) Pvt. Ltd.            FIA/FBD
------------------------------------------------------------------------------------------------------------------------------------
Franklin Properties, Inc.                                  REA     Templeton Italia SIM S.P.A. (Italy)                     FBD
------------------------------------------------------------------------------------------------------------------------------------
Franklin/Templeton Distributors, Inc.                      BD      Franklin Templeton Investment Services GmbH
                                                                   (Germany)                                               FBD
------------------------------------------------------------------------------------------------------------------------------------
Templeton (Switzerland), Ltd.                              FBD     Fiduciary Trust International of the South              Trust Co
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton International Services S.A.
(Luxembourg)                                               FBD     Franklin Templeton Services, LLC                        BM
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Investments Australia Limited           FIA     Franklin Templeton Investments Corp. (Ontario)          IA/FIA
------------------------------------------------------------------------------------------------------------------------------------
Franklin/Templeton Investor Services, LLC                  TA      Templeton Global Advisors Limited (Bahamas)             IA
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Alternative Strategies, LLC             IA      Templeton Asset Management Ltd. (Singapore)             IA/FIA
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FTI Institutional, LLC                                     IA      Fiduciary Trust Company International                   Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Asset Strategies LLC                    IA      Fiduciary International, Inc                            IA
------------------------------------------------------------------------------------------------------------------------------------
Fiduciary Financial Services, Corp.                        BD      Fiduciary Investment Management International Inc       IA
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Asset Management S.A. (France)          FIA     Fiduciary Trust International Australia Limited         FIA
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Franklin Templeton Investments (Asia) Limited (Hong Kong)  FBD/IA  Fiduciary Trust International Asia Limited (Hong Kong)  FIA
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Franklin Templeton Investment Management Limited (UK)      IA/FIA  Fiduciary Trust International Limited (UK)              IA/FIA
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Investments Corp. (Canada)              IA/FIA  Fiduciary Trust International Investment
                                                                   Management, Inc. (Japan)                                FIA
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Templeton/Franklin Investment Services, Inc                IA/BD
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Templeton Investment Counsel, LLC                          IA
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Templeton Asset Management, Ltd.                           IA/FIA
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Franklin Templeton Investments Japan Ltd.                  FIA
------------------------------------------------------------------------------------------------------------------------------------

Codes:   IA:      US registered investment adviser
         BD:      US registered broker-dealer
         FIA:     Foreign equivalent investment adviser
         FBD:     Foreign equivalent broker-dealer
         TA:      US registered transfer agent
         BM:      Business manager to the funds
         REA:     Real estate adviser
         Trust:   Trust company

                       POLICY STATEMENT ON INSIDER TRADING

     A.   Legal Requirement

          Pursuant to the Insider Trading and Securities Fraud Enforcement Act of 1988, it is the policy of Franklin Templeton Investments to forbid any officer, director, employee, consultant acting in a similar capacity, or other person associated with Franklin Templeton Investments from trading, either personally or on behalf of clients, including all client assets managed by the entities in Franklin Templeton Investments, on material non-public information or communicating material non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." Franklin Templeton Investment's Policy Statement on Insider Trading applies to every officer, director, employee or other person associated with Franklin Templeton Investments and extends to activities within and outside their duties with Franklin Templeton Investments. Every officer, director and employee must read and retain this policy statement. Any questions regarding Franklin Templeton Investments Policy Statement on Insider Trading or the Compliance Procedures should be referred to the Legal Department.

          The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or to communications of material non-public information to others.

          While the law concerning insider trading is not static, it is generally understood that the law prohibits:

          (1) trading by an insider, while in possession of material non-public information; or

          (2) trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated; or

          (3)  communicating material non-public information to others.

          The elements of insider trading and the penalties for such unlawful conduct are discussed below. If, after reviewing this policy statement, you have any questions, you should consult the Legal Department.

     B.   Who is an Insider?

          The concept of "insider" is broad. It includes officers, directors and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's outside attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment adviser may become a temporary insider of a company it advises or for which it performs other services. According to the U.S. Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

     C.   What is Material Information?

          Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of the company's securities. Information that officers, directors and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

          Material information does not have to relate to a company's business. For example, in Carpenter v. U.S., 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a Wall Street Journal reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the Wall Street Journal and whether those reports would be favorable or not.

     D.   What is Non-Public Information?

          Information is non-public until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the Securities and Exchange Commission ("SEC"), or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

     E.   Basis for Liability

          1.   Fiduciary Duty Theory

          In 1980, the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a fiduciary relationship. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will not disclose any material non-public information or refrain from trading. Chiarella v. U.S., 445 U.S. 22 (1980).
          In Dirks v. SEC, 463 U.S. 646 (1983), the Supreme Court stated alternate theories under which non-insiders can acquire the fiduciary duties of insiders. They can enter into a confidential relationship with the company through which they gain information (e.g., attorneys, accountants), or they can acquire a fiduciary duty to the company's shareholders as "tippees" if they are aware or should have been aware that they have been given confidential information by an insider who has violated his fiduciary duty to the company's shareholders.

          However, in the "tippee" situation, a breach of duty occurs only if the insider personally benefits, directly or indirectly, from the disclosure. The benefit does not have to be pecuniary but can be a gift, a reputational benefit that will translate into future earnings, or even evidence of a relationship that suggests a quid pro quo.

          2.   Misappropriation Theory

          Another basis for insider trading liability is the "misappropriation" theory, under which liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person. In U.S. v. Carpenter, supra, the Court found, in 1987, a columnist defrauded The Wall Street Journal when he stole information from the Wall Street Journal and used it for trading in the securities markets. It should be noted that the misappropriation theory can be used to reach a variety of individuals not previously thought to be encompassed under the fiduciary duty theory.

     F.   Penalties for Insider Trading

          Penalties for trading on or communicating material non-public information are severe, both for individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

          .    civil injunctions;
          .    treble damages;
          .    disgorgement of profits;
          .    jail sentences;

          . fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited; and

          . fines for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

          In addition, any violation of this policy statement can result in serious sanctions by the Franklin Templeton Group, including dismissal of any person involved.

     G.   Insider Trading Procedures

          Each access person, Compliance Officer, the Risk Management Department, and the Legal Department, as the case may be, shall comply with the following procedures.

          1.   Identifying Inside Information

          Before trading for yourself or others, including investment companies or private accounts managed by the Franklin Templeton Group, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

          .    Is the information material?

          . Is this information that an investor would consider important in making his or her investment decisions?

          . Is this information that would substantially affect the market price of the securities if generally disclosed?

          .    Is the information non-public?

          .    To whom has this information been provided?

          . Has the information been effectively communicated to the marketplace (e.g., published in Reuters, The Wall Street Journal or other publications of general circulation)?

     If, after consideration of these questions, you believe that the information may be material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

          (i) Report the matter immediately to the designated Compliance Officer, or if he or she is not available, to the Legal Department.

          (ii) Do not purchase or sell the securities on behalf of yourself or others, including investment companies or private accounts managed by Franklin Templeton Investments.

          (iii) Do not communicate the information inside or outside Franklin Templeton Investments , other than to the Compliance Officer or the Legal Department.

          (iv) The Compliance Officer shall immediately contact the Legal Department for advice concerning any possible material, non-public information.

          (v) After the Legal Department has reviewed the issue and consulted with the Compliance Officer, you will be instructed either to continue the prohibitions against trading and communication noted in (ii) and (iii), or you will be allowed to trade and communicate the information.

          (vi) In the event the information in your possession is determined by the Legal Department or the Compliance Officer to be material and non-public, it may not be communicated to anyone, including persons within Franklin Templeton Investments, except as provided in (i) above. In addition, care should be taken so that the information is secure. For example, files containing the information should be sealed and access to computer files containing material non-public information should be restricted to the extent practicable.

          2.   Restricting Access to Other Sensitive Information

          All Franklin Templeton Investments personnel also are reminded of the need to be careful to protect from disclosure other types of sensitive information that they may obtain or have access to as a result of their employment or association with Franklin Templeton Investments.

               (i)  General Access Control Procedures

               Franklin Templeton Investments has established a process by which access to company files that may contain sensitive or non-public information such as the Bargain List and the Source of Funds List is carefully limited. Since most of the Franklin Templeton Group files, which contain sensitive information, are stored in computers, personal identification numbers, passwords and/or code access numbers are distributed to Franklin Templeton Investments computer access persons only. This activity is monitored on an ongoing basis. In addition, access to certain areas likely to contain sensitive information is normally restricted by access codes.

     A.   What is Regulation FD?

     Regulation FD under the Securities Exchange Act of 1934, as amended (the "1934 Act"), prohibits certain persons associated with Franklin Resources, Inc. , its affiliates, subsidiaries (collectively, "FTI") and closed-end funds advised by an investment advisory subsidiary of Resources ( "FTI Closed-End Funds") and persons associated with the FTI investment adviser to the FTI Closed-End Funds, from selectively disclosing material nonpublic information about Resources and the FTI Closed-End Funds to certain securities market professionals and shareholders. Regulation FD is designed to promote the full and fair disclosure of information by issuers such as Resources and the FTI Closed-End Funds.

     The scope of Regulation FD is limited. Regulation FD applies to Resources and FTI Closed-End Funds, but does not apply to open-end investment companies managed by the FTI investment advisers. The rule also does not apply to all communications about the Resources or FTI Closed-End Funds with outside persons. Rather, Regulation FD applies only to communications to securities market professionals and to any shareholder of the Resources or FTI Closed-End Funds under circumstances in which it is reasonably foreseeable that such shareholder will trade on the basis of the information. In addition, Regulation FD does not apply to all employees and officers. It only applies to certain senior officials of Resources and the FTI Closed-End Funds and those persons who regularly communicate with securities market professionals or with shareholders. Consequently, Regulation FD and the Franklin Templeton Investments Fair Disclosure Policies and Procedures (the "Policies and Procedures") will not apply to a variety of legitimate, ordinary-course business communications or to disclosures made to the media. Irrespective of Regulation FD, all Franklin personnel must comply with the "Franklin Templeton Investment Policy Statement on Insider Trading" and should be aware that disclosure of material nonpublic information to another person may constitute a form of illegal insider trading called "tipping."

     B.   FTI's Corporate Policy for Regulation FD

     Franklin Templeton Investments is committed to complying with Regulation FD by making fair disclosure of information about Resources or FTI Closed-End Funds without advantage to any particular securities market professional, shareholder or investor. It is not the intention of these Policies and Procedures, however, to interfere with legitimate, ordinary-course business communications or disclosures made to the media or governmental agencies. FTI believes it is in its best interest to maintain an active and open dialogue with securities market professionals, shareholders and investors regarding Resources and the FTI Closed-End Funds. FTI will continue to provide current and potential shareholders access to key information reasonably required for making an informed decision on whether to invest in shares of Resources or FTI Closed-End Funds. FTI personnel will make appropriate announcements and conduct interviews about Resources and FTI Closed-End Funds with the media, in accordance with Corporate Communication's policies and procedures regarding such announcements or interviews.

     C.   General Provisions of Regulation FD

          Whenever:

          (1) an issuer, or person acting on its behalf (i.e. any senior official or any other officer, employee or agent of an issuer (or issuer's investment adviser) who regularly communicates with securities professionals or shareholders, or any employee directed to make a disclosure by a member of senior management)

          (2)  discloses material non-public information

          (3) to certain specified persons (generally, securities market professionals or holders of the issuer's securities who may trade on the basis of the information)

          Then:

          (4)  the issuer must make public disclosure of that same information:

               .    simultaneously (for intentional disclosures), or
               .    promptly (for non-intentional disclosures).
                    In the case of non-intentional disclosures, "promptly" means no later than 24 hours (or the commencement of the next day's trading on the NYSE, whichever is later), after a senior official learns of the disclosure and knows, or is reckless in not knowing, that the information is both material and non-public.

     D.   Persons to whom selective disclosure may not be made:

          (1)  broker-dealers and their associated persons;

          (2) investment advisers, certain institutional investment managers and their associated persons,

          (3) investment companies, hedge funds and their affiliated persons, and

          (4) holders of the issuer's securities, under circumstances where it is reasonably foreseeable that such person would purchase or sell securities on the basis of the information.

     The Regulation is designed to cover sell-side analysts, buy-side analysts, institutional investment managers, and other market professionals who may be likely to trade on the basis of selectively disclosed information.

     E.   Exclusions from Regulation FD

     Selective disclosures may be made to the following and not violate Regulation FD:

          (1) communications to "temporary insiders" who owe a duty of trust or confidence to the issuer (i.e. attorneys, investment bankers, or accountants);

          (2) any person who expressly agrees to maintain the information in confidence (i.e., disclosures by a public company to private investors in private offerings);

          (3) an entity whose primary business is the issuance of a credit rating, if the information is disclosed for the sole purpose of developing such ratings and the entity's ratings are publicly available; and

          (4) communications made in connection with most offerings of securities registered under the Securities Act of 1933.

     F.   Methods of Public Disclosure:

     An issuer's disclosure obligation may be met by any method reasonably designed to provide broad, non-exclusionary distribution of the information to the public. Acceptable methods of public disclosure include:

          . Furnishing or filing with the SEC a Form 8-K (not applicable to closed-end investment companies);
          . press releases distributed through a widely circulated news or wire service; or
          . announcements made through press conferences or conference calls that interested members of the public may attend or listen to either in person, by telephonic transmission, or by other electronic transmission (including use of the Internet), of which the public has adequate notice and means of access.

     Posting of new information on issuer's own website is not by itself a sufficient method of public disclosure. It may be used in combination with other methods.

     G.   Training

     Appropriate training will be provided to certain employees identified as follows:

          .    Corporate Communications Department
          .    Portfolio managers of FTI Closed-End Funds and their assistants;
          .    Managers and supervisors of Customer Service Representatives.

     As a part of this training, each employee will be notified that they should not communicate on substantive matters involving Franklin Resources Inc., or the FTI Closed-End Funds except in accordance with these Policies and Procedures.

     H.   Questions

     All inquiries regarding these Policies and Procedures should be addressed to Barbara Green, Deputy General Counsel (650-525-7188), or Jim Davis, Director, Global Compliance (650-312-2832).

     I.   Frequently Asked Questions:

          (1) When is disclosure considered intentional within the meaning of Regulation FD? Under Regulation FD, selective disclosure is considered intentional when the issuer (or person acting on its behalf) knows, or is reckless in not knowing, that the information disclosed is BOTH material and non-public. For example, non-intentional selective disclosures may occur when company officials inadvertently disclose material information in response to questions from analysts or shareholders or when a decision is made to selectively disclose information that the company does not view as material but the market moves in response to the disclosure.

          (2)  What is non-public information?
               Information is non-public if it has not been disseminated in a manner making it available to investors generally.

          (3)  What is material information?
               Regulation FD deems information material if "there is a substantial likelihood that a reasonable shareholder would consider it important" in making an investment decision or if there a substantial likelihood that a fact would be viewed by a reasonable investor as having "significantly altered the `total mix' of information made available."

          (4) Are there specific types of information that are considered material?
               There is no bright line test to determine materiality. However, below is a list of items that should be reviewed carefully to determine whether they are material.

               .    An impending departure of a portfolio manager who is
                    primarily responsible for day-to-day management of a
                    Closed-End Fund;
               .    A plan to convert a Closed-End Fund from a closed-end
                    investment company to an open-end investment company;
               .    A plan to merge a Closed-End Fund into another investment
                    company;
               .    Impending purchases or sales of particular portfolio
                    securities;
               .    Information about Resources related to earnings or earnings forecasts;
               .    Mergers, acquisitions, tender offers, joint ventures, or
                    material change in assets;
               .    Changes in control or in management;
               .    Change in auditors or auditor notification that the issuer may no longer rely on an auditor's audit report;
               .    Events regarding Resources or an FTI Closed-End Fund's
                    securities - e.g., repurchase plans, stock splits or changes in dividends, calls of securities for redemption, changes to the rights of security holders, public or private sales of additional securities; and
               .    Bankruptcies or receiverships.

          (5)  Are all issuer communications covered by the Rule?
               No. Regulation FD applies only to communications by the issuer's senior management, its investor relations professionals and others who regularly communicate with securities market professionals and security holders when those communications are made to securities market professionals and security holders under circumstances in which it is reasonably foreseeable that the holders will trade on the basis of the information. Regulation FD isn't intended to apply to persons who are engaged in ordinary-course business communications with the issuer or to interfere with disclosures to the media. However, the traditional disclosure concerns (such as "tipping" material non-public information and leaking disclosure into the market) still apply.

          (6)  Are communications to the media covered by Regulation FD?
               No. However, an interview with a reporter is not the best way to disseminate material information to the public and is not a method of public disclosure mentioned by the SEC as a means to satisfy Regulation FD.

          (7)  Are one-on-one discussions with analysts permitted?
               Yes. Regulation FD is not intended to undermine the role of analysts in "sifting through and extracting information that may not be significant to the ordinary investor to reach material conclusions." However, persons covered by Regulation FD must be cautious not to selectively provide material non-public information in one-on-one discussions. (This may be confusing to some - perhaps this should be deleted.)

          (8)  May issuers provide guidance on earnings?
               Not selectively. Although many issuers have historically provided earnings guidance, the SEC observed in Regulation FD's adopting release that an issuer that has a private conversation with an analyst in which the issuer provides direct or indirect guidance as to whether earnings will be higher than, lower than or even the same as forecasted will likely violate the rule. Regulation FD may be violated simply by confirming in a non-public manner an earnings forecast that is already public, because such confirmation may be material.

     J.   Supplemental Information - SEC's Division of Coporate Finance

          (1)  Interpretations Issued October 2000

     1. Can an issuer ever confirm selectively a forecast it has previously made to the public without triggering the rule's public reporting requirements?

          Yes. In assessing the materiality of an issuer's confirmation of its own forecast, the issuer should consider whether the confirmation conveys any information above and beyond the original forecast and whether that additional information is itself material. That may depend on, among other things, the amount of time that has elapsed between the original forecast and the confirmation (or the amount of time elapsed since the last public confirmation, if applicable). For example, a confirmation of expected quarterly earnings made near the end of a quarter might convey information about how the issuer actually performed. In that respect, the inference a reasonable investor may draw from such a confirmation may differ significantly from the inference he or she may have drawn from the original forecast early in the quarter. The materiality of a confirmation also may depend on, among other things, intervening events. For example, if it is clear that the issuer's forecast is highly dependent on a particular customer and the customer subsequently announces that it is ceasing operations, a confirmation by the issuer of a prior forecast may be material.

          We note that a statement by an issuer that it has "not changed," or that it is "still comfortable with," a prior forecast is no different than a confirmation of a prior forecast. Moreover, under certain circumstances, an issuer's reference to a prior forecast may imply that the issuer is confirming the forecast. If, when asked about a prior forecast, the issuer does not want to confirm it, the issuer may simply wish to say "no comment." If an issuer wishes to refer back to the prior estimate without implicitly confirming it, the issuer should make clear that the prior estimate was as of the date it was given and is not being updated as of the time of the subsequent statement.

     2.   Does Regulation FD create a duty to update?

          No. Regulation FD does not change existing law with respect to any duty to update.

     3. If an issuer wants to make public disclosure of material nonpublic information under Regulation FD by means of a conference call, what information must the issuer provide in the notice and how far in advance should notice be given?

          An adequate advance notice under Regulation FD must include the date, time, and call-in information for the conference call.

          Issuers also should consider the following non-exclusive factors in determining what constitutes adequate advance notice of a conference call:

          . Timing: Public notice should be provided a reasonable period of time ahead of the conference call. For example, for a quarterly earnings announcement that the issuer makes on a regular basis, notice of several days would be reasonable. We recognize, however, that the period of notice may be shorter when unexpected events occur and the information is critical or time sensitive.

          . Availability: If a transcript or re-play of the conference call will be available after it has occurred, for instance via the issuer's website, we encourage issuers to indicate in the notice how, and for how long, such a record will be available to the public.

     4. Can an issuer satisfy Regulation FD's public disclosure requirement by disclosing material nonpublic information at a shareholder meeting that is open to all shareholders, but not to the public?

          No. If a shareholder meeting is not accessible by the public, an issuer's selective disclosure of material nonpublic information at the meeting would not satisfy Regulation FD's public disclosure requirement.

     5. Could an Exchange Act filing other than a Form 8-K, such as a Form 10-Q or proxy statement, constitute public disclosure?

          Yes. In general, including information in a document publicly filed on EDGAR with the SEC within the time frames that Regulation FD requires would satisfy the rule. In considering whether that disclosure is sufficient, however, companies must take care to bring the disclosure to the attention of readers of the document, must not bury the information, and must not make the disclosure in a piecemeal fashion throughout the filing.

     6. For purposes of Regulation FD, must an issuer wait some period of time after making a filing or furnishing a report on EDGAR that complies with the Exchange Act before making disclosure of the same information to a select audience?

          Prior to making disclosure to a select audience, the issuer need only confirm that the filing or furnished report has received a filing date (as determined in accordance with Rules 12 and 13 of Regulation S-T) that is no later than the date of the selective disclosure.

     7. Can an issuer ever review and comment on an analyst's model privately without triggering Regulation FD's disclosure requirements?

          Yes. It depends on whether, in so doing, the issuer communicates material nonpublic information. For example, an issuer ordinarily would not be conveying material nonpublic information if it corrected historical facts that were a matter of public record. An issuer also would not be conveying such information if it shared seemingly inconsequential data which, pieced together with public information by a skilled analyst with knowledge of the issuer and the industry, helps form a mosaic that reveals material nonpublic information. It would not violate Regulation FD to reveal this type of data even if, when added to the analyst's own fund of knowledge, it is used to construct his or her ultimate judgments about the issuer. An issuer may not, however, use the discussion of an analyst's model as a vehicle for selectively communicating - either expressly or in code - material nonpublic information.

     8. During a nonpublic meeting with analysts, an issuer's CEO provides material nonpublic information on a subject she had not planned to cover. Although the CEO had not planned to disclose this information when she entered the meeting, after hearing the direction of the discussion, she decided to provide it, knowing that the information was material and nonpublic. Would this be considered an intentional disclosure that violated Regulation FD because no simultaneous public disclosure was made?

          Yes. A disclosure is "intentional" under Regulation FD when the person making it either knows, or is reckless in not knowing, that the information he or she is communicating is both material and nonpublic. In this example, the CEO knew that the information was material and nonpublic, so the disclosure was "intentional" under Regulation FD, even though she did not originally plan to make it.

     9. May an issuer provide material nonpublic information to analysts as long as the analysts expressly agree to maintain confidentiality until the information is public?

          Yes.

     10. If an issuer gets an agreement to maintain material nonpublic information in confidence, must it also get the additional statement that the recipient agrees not to trade on the information in order to rely on the exclusion in Rule 100(b)(2)(ii) of Regulation FD?

          No. An express agreement to maintain the information in confidence is sufficient. If a recipient of material nonpublic information subject to such a confidentiality agreement trades or advises others to trade, he or she could face insider trading liability.

     11. If an issuer wishes to rely on the confidentiality agreement exclusion of Regulation FD, is it sufficient to get an acknowledgment that the recipient of the material nonpublic information will not use the information in violation of the federal securities laws?

          No. The recipient must expressly agree to keep the information confidential.

     12. Must road show materials in connection with a registered public offering be disclosed under Regulation FD?

          Any disclosure made "in connection with" a registered public offering of the type excluded from Regulation FD is not subject to Regulation FD. That includes road shows in those offerings. All other road shows are subject to Regulation FD in the absence of another applicable exclusion from Regulation FD. For example, a disclosure in a road show in an unregistered offering is subject to Regulation FD. Also, a disclosure in a road show made while the issuer is not in registration and is not otherwise engaged in a securities offering is subject to Regulation FD. If, however, those who receive road show information expressly agree to keep the material nonpublic information confidential, disclosure to them is not subject to Regulation FD.

     13. Can an issuer disclose material nonpublic information to its employees (who may also be shareholders) without making public disclosure of the information?

          Yes. Rule 100(b)(1) states that Regulation FD applies to disclosures made to "any person outside the issuer." Regulation FD does not apply to communications of confidential information to employees of the issuer. An issuer's officers, directors, and other employees are subject to duties of trust and confidence and face insider trading liability if they trade or tip.

     14. If an issuer has a policy that limits which senior officials are authorized to speak to persons enumerated in Rule 100(b)(1)(i) -
          (b)(1)(iv), will disclosures by senior officials not authorized to speak under the policy be subject to Regulation FD?

          No. Selective disclosures of material nonpublic information by senior officials not authorized to speak to enumerated persons are made in breach of a duty of trust or confidence to the issuer and are not covered by Regulation FD. Such disclosures may, however, trigger liability under existing insider trading law.

     15. A publicly traded company has decided to conduct a private placement of shares and then subsequently register the resale by those shareholders on a Form S-3 registration statement. The company and its investment bankers conduct mini-road shows over a three-day period during the private placement. Does the resale registration statement filed after completion of the private placement affect whether disclosure at the road shows is covered by Regulation FD?

          No. The road shows are made in connection with an offering by the issuer that is not registered (i.e., the private placement), regardless of whether a registration statement is later filed for an offering by those who purchased in the private placement.

          (2)  Additional Interpretations Issued December 2000

     16. Does the mere presence of the press at an otherwise non-public meeting attended by persons outside the issuer described in paragraph (b)(1) of Rule 100 under Regulation FD render the meeting public for purposes of Regulation FD?

          Regulation FD states that a company can make public disclosure by filing or furnishing a Form 8-K or by disseminating information through another method (or combination of methods) that is reasonably designed to provide broad, non-exclusionary distribution of the information to the public. Some companies may attempt to satisfy the latter method for public dissemination by merely having the press in attendance at a meeting to which the public is not invited or otherwise present. If it is attended by persons outside the issuer described in paragraph (b)(1) of Rule 100 under Regulation FD and if it is not otherwise public, the meeting will not necessarily be deemed public for purposes of Regulation FD by the mere presence of the press at the meeting. Whether or not the meeting would be deemed public would depend, among other things, on when, what and how widely the press reports on the meeting.

     17. Is Regulation FD intended to replace the practice of using a press release to disseminate earnings information in advance of a conference call or webcast at which earnings information will be discussed?

          No. In adopting Regulation FD, the Commission specifically indicated that it did not intend the regulation to alter or supplant the rules of self-regulatory organizations with respect to the use of press releases to announce material developments. In this regard, the Commission specifically endorsed a model for the planned disclosure of material information, such as earnings, in which the conference call or webcast is preceded by a press release containing the earnings information.

                             SUPPLEMENTAL MEMORANDUM

     CHINESE WALL PROCEDURES

     Under The Chinese Wall, access persons from Advisory Groups (as defined in Appendix A) are prohibited from having access to investment information of an Advisory Group other than his or her own Advisory Group with the following exception: Access persons to Floating Rate may have access to Investment Information of Franklin Templeton, but access persons to Franklin Templeton may not have access to Floating Rate.

     The Chinese Wall applies to all access persons, including part-time employees, and consultants, and are in addition to those obligations prescribed by Franklin Templeton Code of Ethics (the "Code of Ethics").

     Questions regarding these procedures should be directed to the attention of Jim Davis, Legal Compliance Department, at 650-312-2832 or e-mailed to: jdavis@frk.com.

     GENERAL PROCEDURES

          Confidentiality. Access persons within one Advisory Group (e.g., Franklin Templeton) may not disclose Investment Information to access persons of the other Advisory Group (e.g., Franklin Mutual). Any communication of Investment Information outside an Advisory Group should be limited to persons (such as Accounting, Investment Operations, Legal and Compliance personnel) who have a valid "need to know" such information and each of whom is specifically prohibited from disclosing Investment Information from one to another except when necessary for regulatory purposes. Nothing contained herein is designed to prohibit the proper exchange of accounting, operational, legal or compliance information among such persons in the normal course of performing his or her duties.

          Discussions. Access persons within one Advisory Group should avoid discussing Investment Information in the presence of persons who do not have a need to know the information. Extreme caution should be taken with discussions in public places such as hallways, elevators, taxis, airplanes, airports, restaurants, and social gatherings. Avoid discussing confidential information on speakerphones. Mobile telephones should be used with great care because they are not secure.

          Access. Access persons should limit physical access to areas where confidential or proprietary information may be present or discussed. Only persons with a valid business reason for being in such an area should be permitted. In this regard, meetings with personnel who are not members of the same Advisory Group should be conducted in conference rooms rather than employee offices. Work on confidential projects should take place in areas that are physically separate and secure.

          Outside Inquiries. Any person not specifically authorized to respond to press or other outside inquiries concerning a particular matter should refer all calls relating to the matter to the attention of Holly Gibson-Brady, Director, Corporate Communications, Franklin Templeton Investments, in San Mateo, California, at (650) 312-4701.

          Documents and Databases. Confidential documents should not be stored in common office areas where unauthorized persons may read them. Such documents should be stored in secure locations and not left exposed overnight on desks or in workrooms.

          Confidential databases and other confidential information accessible by computer should be protected by passwords or otherwise secured against access by unauthorized persons.

          Faxing Procedures. Confidential documents should not be faxed to locations where they may be read by unauthorized persons, including to other FRI offices outside the Advisory Group, unless steps have been taken to remove or redact any confidential information included in such documents. Prior to faxing a document that includes confidential information, the sender should confirm that the recipient is attending the machine that receives such documents.

     THE CHINESE WALL

          General. FRI has adopted the Chinese Wall to separate investment management activities conducted by certain investment advisory subsidiaries of FRI. The Chinese Wall may be amended or supplemented from time to time by memoranda circulated by the Legal Compliance Department.

          Chinese Wall Restrictions. Except in accordance with the Wall-crossing procedures described below or in accordance with such other procedures as may be developed by the Legal Compliance Department for a particular department or division:

     . No access person in any Advisory Group (as defined in Appendix A) should disclose Investment Information to any access person in the any other Advisory Group, or give such access persons access to any file or database containing such Investment Information; and

     . No access person in any Advisory Group should obtain or make any effort to obtain Investment Information within the any other Advisory Group from any person.

          An access person who obtains Investment Information of an Advisory Group other than his or her own in a manner other than in accordance with the Chinese Wall procedures described herein, should immediately notify an appropriate supervisory person in his or her department who, in turn, should consult with the Legal Compliance Department concerning what, if any, action should be taken. Unless expressly advised to the contrary by the Legal Compliance Department, such employee should refrain from engaging in transactions in the related securities or other securities of the related issuer for any account and avoid further disclosure of the information.

          Crossing Procedures. Disclosure of Investment Information of one Advisory Group to an access person in another Advisory Group on a "need to know" basis in the performance of his or her duties, should be made only if absolutely necessary. In such instance, the disclosure of such information may be made only in accordance with the specific procedures set forth below.

          An access person within one Advisory Group must obtain prior approval from the Legal Compliance Department before making any disclosure of Investment Information to an access person within the other Advisory Group.

          Before approval is granted, the Legal Compliance Department must be notified in writing by an Executive Officer within the Advisory Group (the "Originating Group") which proposes to cross the Chinese Wall of (1) the identity of the Advisory Group access person(s) who are proposed to cross the Chinese Wall, (2) the identity of the access person(s) in the other Advisory Group (the "Receiving Group") who are proposed to receive the Investment Information, (3) the applicable issuer(s), (4) the nature of the information to be discussed, and (5) the reason for crossing the Chinese Wall. The form of notice is attached to this Memorandum as Appendix B.

          The Legal Compliance Department will notify an Executive Officer within the Receiving Group of the identity of the access person(s) who are proposed to cross the Chinese Wall. The Legal Compliance Department may not disclose any additional information to such person.

          If approval is obtained from an Executive Officer within the Receiving Group, the Legal Compliance Department will notify the requesting Executive Officer in the Originating Group that the proposed Wall-crosser(s) may be contacted. Personnel from the Legal Compliance Department or their designees must attend all meetings where Wall-crossing communications are made. Communications permitted by these crossing procedures should be conducted in a manner not to be overheard or received by persons not authorized to receive confidential information.

          The Legal Compliance Department will maintain a record of Wall-crossings.

          An access person who has crossed the Chinese Wall under these procedures must maintain the confidentiality of the Investment Information received and may use it only for the purposes for which it was disclosed.

          Any questions or issues arising in connection with these crossing procedures will be resolved between the appropriate Executive Officers(s), the Legal Compliance Department and the Legal Department.

                                   APPENDIX A

             FRANKLIN TEMPLETON INVESTMENT'S ADVISORY GROUPS (12/02)

     1.   FRANKLIN/TEMPLETON ADVISORY GROUP

          Franklin Advisers, Inc.

          Franklin Advisory Services, LLC

          Franklin Investment Advisory Services, Inc.

          Franklin Private Client Group, Inc.

          Franklin Templeton Investments Corp (Canada)

          Franklin Templeton Investment Management, Limited (UK)

          Franklin Templeton Investments Japan, Ltd.

          Franklin Templeton Investments Australia Limited

          FTI Institutional, LLC

          Franklin Templeton Asset Strategies, LLC

          Franklin Templeton Investments (Asia) Limited

          Franklin Templeton Asset Management S.A., (France)

          Templeton/Franklin Investment Services, Inc.

          Templeton Investment Counsel, LLC

          Templeton Asset Management, Limited.

          Templeton Global Advisors Limited (Bahamas)

          Templeton Asset Management (India) Pvt. Ltd.

          Fiduciary Trust Company International (NY)

          Fiduciary International, Inc.

          Fiduciary Investment Management International, Inc.

          Fiduciary Trust International Asia Limited (Hong Kong)

          Fiduciary Trust International Australia Limited

          Fiduciary Trust International Limited (UK)

          Fiduciary Trust International Investment Management, Inc. (Japan)

          Fiduciary Trust International of California

          Fiduciary Trust International of the South (Florida)

          FTI -Banque Fiduciary Trust (Switzerland)

     2.   FRANKLIN FLOATING RATE TRUST ADVISORY GROUP

     3.   FRANKLIN MUTUAL ADVISORY GROUP

          APPENDIX B

          M E M O R A N D U M

          TO: The Legal Compliance Department - San Mateo

          FROM:

          RE: Chinese Wall Crossing

          DATE:

          The following access person(s)

              Name                  Title                     Department
              ----                  -----                     ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     within the                         Advisory Group are proposing to cross
                -----------------------
the Chinese Wall and communicate certain Investment Information to the access
persons within the                        Advisory Group identified below.
                   ----------------------

              Name                  Title                     Department
              ----                  -----                     ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Such access person(s) will cross the Chinese Wall with respect to the following issuer:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The following is a description of the nature of the information to be discussed by such access person(s):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          APPROVED:
                    -----------------------

                               Executive Officer (Originating Group)

                               ----------

                               Executive Officer (Receiving Group)